Posting Supplement No. 6 dated August 4, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 54734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
54734	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 54734. Member loan 54734 was requested on July 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	n/a	Debt-to-income ratio:	19.48%
Length of employment:	n/a	Location:	San Francisco, CA

Home town:	Burbank
Current & past employers:	KB Home
Education:	Northwestern University

This borrower member posted the following loan description, which has not been verified:

Due to a lack of personal finance education and exposure to poor financing skills growing up, I was easy prey for credit predators. I am devoted to becoming debt-free and can assure my lenders that I will pay on-time every time. I have never missed a payment during the last 16 years that I have had credit.

A credit bureau reported the following information about this borrower member on July 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,854.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399343

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399343	$10,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399343. Member loan 399343 was requested on July 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	MattsonJack	Debt-to-income ratio:	12.55%
Length of employment:	3 years 8 months	Location:	Saint Louis, MO

Home town:
Current & past employers:	MattsonJack
Education:

This borrower member posted the following loan description, which has not been verified:

We already have a 2 year old Grand Caravan, however my wife's car, 15 year old Ford Escort requires immediate replacement. I want to buy a car between 15-17 K. I am looking for a loan to find out if I can get better rate here than at dealer or as a last step credit card. My financial situation: I am full-time employee as systems analyst in one of consulting company.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,466.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404992

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404992	$7,200	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404992. Member loan 404992 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	national grid	Debt-to-income ratio:	8.97%
Length of employment:	16 years 1 month	Location:	selden, NY

Home town:	Glen head
Current & past employers:	national grid
Education:	Suny Farmingdale

This borrower member posted the following loan description, which has not been verified:

We would like to be able to put a second floor on our home. We need some extra funds to do so.

A credit bureau reported the following information about this borrower member on May 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	34
Revolving Credit Balance:	$10,085.00	Public Records On File:	0
Revolving Line Utilization:	33.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 414829

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414829	$8,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414829. Member loan 414829 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Alpha Services	Debt-to-income ratio:	21.29%
Length of employment:	16 years 3 months	Location:	Rome, GA

Home town:	Ft. Payne
Current & past employers:	Alpha Services
Education:	NW State JR. College

This borrower member posted the following loan description, which has not been verified:

I need to consolidate some cardsd so I can expand my Medical transcription service into the court reporting and scoping. Scoping is court reporting editing !!! I need to add software, train MTs, etc. Thank you for your time

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	30	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	60	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$82,511.00	Public Records On File:	0
Revolving Line Utilization:	68.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415654

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415654	$13,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415654. Member loan 415654 was requested on July 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Brown & Brown Insurance	Debt-to-income ratio:	7.26%
Length of employment:	1 year 11 months	Location:	Surprise, AZ

Home town:	Phoenix
Current & past employers:	Brown & Brown Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate about $13,200 of high interest debt. Outside of this debt I my only other debt is car payment. Thanks for your help.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	38
Revolving Credit Balance:	$10,965.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 423819

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423819	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423819. Member loan 423819 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Yesterday's Island	Debt-to-income ratio:	17.76%
Length of employment:	5 years	Location:	Nantucket, MA

Home town:	Waltham
Current & past employers:	Yesterday's Island, Lockheed Martin Corp.
Education:	University of Vermont (UVM)

This borrower member posted the following loan description, which has not been verified:

I am requesting this money so I can consolidate my debts, move to Boston, and hopefully go to grad school at Suffolk University. I always pay my bills on time and am very responsible.

A credit bureau reported the following information about this borrower member on July 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,658.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424108

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424108	$9,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424108. Member loan 424108 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	neiman marcus	Debt-to-income ratio:	18.60%
Length of employment:	11 years 8 months	Location:	DALLAS, TX

Home town:
Current & past employers:	neiman marcus
Education:

This borrower member posted the following loan description, which has not been verified:

I wanted to give this money to my daughter who is graduating college so she can pay off some of the expenses she accrued and also assist her in getting her life after college started.

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	20
Revolving Credit Balance:	$16,225.00	Public Records On File:	0
Revolving Line Utilization:	38.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425533

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425533	$9,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425533. Member loan 425533 was requested on August 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,067 / month
Current employer:	GRIC	Debt-to-income ratio:	21.40%
Length of employment:	4 years 9 months	Location:	chandler, AZ

Home town:	Des Moines
Current & past employers:	GRIC
Education:	Drake University, Arizona State University

This borrower member posted the following loan description, which has not been verified:

Hi. I am a first time home buyer. I am also a single mom raising two teenage girls, the oldest who has a physical disability. I have a good job, good income, and have been with the same company over 4 years. I pay all my bills on time, and am very responsible. I would like to buy before the first time new home owner tax credit expires at the end of the year so I can get the tax credit (which can be used to pay off this loan).

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,407.00	Public Records On File:	0
Revolving Line Utilization:	45.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 426198

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426198	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426198. Member loan 426198 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,667 / month
Current employer:	MKS Instrument	Debt-to-income ratio:	10.45%
Length of employment:	2 years	Location:	BURLINGTON, MA

Home town:
Current & past employers:	MKS Instrument, Research Corporation of University of Hawaii
Education:	University of Hawaii at Manoa

This borrower member posted the following loan description, which has not been verified:

I am in a process of getting divorce and I need the money so that I can move to other town and start over again. Please help.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,328.00	Public Records On File:	0
Revolving Line Utilization:	45.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426386	$15,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426386. Member loan 426386 was requested on July 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Capgemini	Debt-to-income ratio:	9.18%
Length of employment:	2 years 9 months	Location:	Delmont, PA

Home town:
Current & past employers:	Capgemini
Education:

This borrower member posted the following loan description, which has not been verified:

Drama Kids International is a franchised after school program for children 5 - 17 with an objective of building self-esteem, communication skills and confidence through the use of the dramatic arts. Currently there are nearly 140 franchisees operating in over 1,000 class locations serving in excess of 40,000 students worldwide. Of those franchises 42 are owned and operated in the United States with over 4,000 students currently enrolled. Drama Kids classes are oriented to three age groups, Lower Primary (5 - 8), Upper Primary (9 - 12), & Youth Theatre (13 - 17). In my first year of operation I will offer the Lower and Upper Primary classes five days a week. I expect to commence classes in September 2009. I expect to start the year with 5 locations holding 2 classes per day and 10 classes per week. I plan to develop the territory throughout the year and hope to end the year with 7 locations and 14 classes per week. Children attend the class one day per week at a location that is convenient to them. The market for after school programs and arts oriented programs is growing as a result of several factors including: the high percentage of two-income families that need productive places for their children to be after school, parents looking to give their children every advantage that they can afford and tight education budgets that cut arts and culture programs first. My primary marketing strategy will first focus on finding existing, sanctioned, and subsidized community after school programs that are looking for quality programming to add to their curriculum. Secondly, I will focus on setting up locations in communities that have a high concentration of children ages 5 - 17. And finally, there will be a strong emphasis on hiring outstanding, engaging, certified teachers with strong class management skills who will motivate the children and generate a level of excitement and word of mouth promotion to support a steady growth in enrollment. In support of the word of mouth endorsements I will be utilizing promotional items such as t-shirts, stickers and refrigerator magnets as giveaways to keep our name circulating in the market. I feel that I am qualified to run this franchise because of my extensive theater background. I have participated in over 50 shows in the last 30 years.

A credit bureau reported the following information about this borrower member on July 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	40
Revolving Credit Balance:	$10,055.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426526	$5,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426526. Member loan 426526 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,700 / month
Current employer:	AK Steel Holding	Debt-to-income ratio:	16.30%
Length of employment:	10 years	Location:	Middletown, OH

Home town:	Covington
Current & past employers:	AK Steel Holding, Office Outfitters
Education:	Northwesern Business College

This borrower member posted the following loan description, which has not been verified:

Pay some bills off, a few minor home improvements and start Christmas shopping

A credit bureau reported the following information about this borrower member on July 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	6	Months Since Last Delinquency:	14
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427999

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427999	$5,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427999. Member loan 427999 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	RxUnlimited Pharmacy	Debt-to-income ratio:	8.20%
Length of employment:	1 year	Location:	Canoga Park, CA

Home town:	Tarboro
Current & past employers:	RxUnlimited Pharmacy
Education:	Medical Univ. of South Carolina

This borrower member posted the following loan description, which has not been verified:

Have a higher interest rate on a loan and also need to pay off a couple of charge accts. Would like to consolidate these and reduce my payment

A credit bureau reported the following information about this borrower member on July 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1969	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	35
Revolving Credit Balance:	$8,209.00	Public Records On File:	0
Revolving Line Utilization:	50.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 428172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428172	$3,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428172. Member loan 428172 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Discover Financial Services	Debt-to-income ratio:	10.40%
Length of employment:	9 years 10 months	Location:	west valley, UT

Home town:
Current & past employers:	Discover Financial Services, JC penney
Education:	university of utah

This borrower member posted the following loan description, which has not been verified:

.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,112.00	Public Records On File:	0
Revolving Line Utilization:	18.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429135

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429135	$9,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429135. Member loan 429135 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$33,333 / month
Current employer:	n/a	Debt-to-income ratio:	0.59%
Length of employment:	n/a	Location:	torrance, CA

Home town:	Torrance
Current & past employers:	Precision Porsche
Education:

This borrower member posted the following loan description, which has not been verified:

We are seeking additional funding for an innovative and unique alternative energy company. Our company manufactures and distributes wind turbines catered for residential and small business use. Currently we have 1500 invoices from potential buyers that we are fully willing to furnish to anyone interested in investing in this unique business venture. Along with providing our current invoices, we are willing to supply any additional documentation a potential investor may require. The funds we seek will be serving the purpose of allowing us to fulfill all of our current orders. This is certainly a promising investment that has a considerably low possibility of default, being that orders are already in hand and just need to be fulfilled. We hope that anyone interested in becoming involved in such a company would contact us. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	1
Revolving Credit Balance:	$8,049.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 429210

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429210	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429210. Member loan 429210 was requested on July 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,458 / month
Current employer:	Caritas Christi	Debt-to-income ratio:	0.00%
Length of employment:	2 years 9 months	Location:	TEWKSBURY, MA

Home town:
Current & past employers:	Caritas Christi
Education:

This borrower member posted the following loan description, which has not been verified:

I'm a single mom who is looking to put a down payment on a vacation home for my son and i. i can make the monthlly payments no problem, i just need a bigger down payment then i have and that is why i am requesting 6,000 to help with the down payment. i am very faithful in paying off my bills. i have no debt, i have paid off all my debt so the focus of my income will be to pay off this loan and the mortgage loan monthly thank you for your consideration

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	17
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429247	$2,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429247. Member loan 429247 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Douglas Development	Debt-to-income ratio:	17.62%
Length of employment:	2 months	Location:	ARLINGTON, VA

Home town:	Jacksonville
Current & past employers:	Douglas Development, Georgetown University
Education:	Georgetown University, Southwestern University

This borrower member posted the following loan description, which has not been verified:

Recent Graduate

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	66
Revolving Credit Balance:	$5,127.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429388

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429388	$6,400	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429388. Member loan 429388 was requested on July 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,042 / month
Current employer:	Ramon Hernandez Enterprises, Inc.	Debt-to-income ratio:	8.56%
Length of employment:	2 years	Location:	Miami, FL

Home town:	Matanzas
Current & past employers:	Ramon Hernandez Enterprises, Inc., Ord. Medicial
Education:	Martiere de Barbados

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is Interior and Exterior Home Improvement: painting, gardening and remodeling kitchen and bathrooms to add value to my home.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$943.00	Public Records On File:	0
Revolving Line Utilization:	8.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 429571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429571	$16,750	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429571. Member loan 429571 was requested on July 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	heroic touch tech	Debt-to-income ratio:	7.95%
Length of employment:	1 year 4 months	Location:	brighton, MA

Home town:	Boston
Current & past employers:	heroic touch tech
Education:	valparaiso university, IN, Lawrence University, WI

This borrower member posted the following loan description, which has not been verified:

I am a young energetic and motivated self-starter with interest in emerging markets, especially commercial development and risk analysis. My work experience thus far has been very rich and diverse, ranging from quality management with expertise in customer service, teamwork and communication to banking, sales, portfolio management and client relationships. I have worked in West Africa, USA and the Caribbean, and I look forward to focusing my career as an entrepreneur working in partnership with other entrepreneurs. I am an honest, hardworking and ambitious man. I enjoy working in teams and I am very comfortable with leadership and responsibility. My character and personality is a reflection of the diverse culture and religions I have been exposed to over the years. I believe hard work and persistence will take me forward on the career path I have set for myself. I have the drive for success and truly believe that success is an adventure and not a destination, which keeps me grounded and focused on the challenge I meet on the way to success. In sum, I can be best described as someone who plans and prepares for the challenge till I succeed, because for me failure is not an option.

A credit bureau reported the following information about this borrower member on July 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	7
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429574	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429574. Member loan 429574 was requested on July 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Maxim Integrated Products	Debt-to-income ratio:	11.67%
Length of employment:	10 years	Location:	Colorado Springs, CO

Home town:	Phoenix
Current & past employers:	Maxim Integrated Products, Vitesse Semiconductor Corporation, Abi Lines Company
Education:	University of Colorado at Colorado Springs

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate 3 credit cards, with current balances of 11500 + 5000 + 8500, and a total of minimum payments of ~$950. At even and 8% rate, that could save over $150 per month and get it paid off much sooner than if only making minimum payments. That would allow for the extra funds to got towards other debt or even help with cost of living expenses. This debt is mostly from getting a home business (selling children's clothing and cosmetics online) up and running since 2004. Aquiring supplies and inventory or time has added up in the form of personal debt since business loans are not easy to acquire. This business is now successfully generating a revenue of ~$50K per year, but it is hard to get ahead with any of the personal or business finances with this debt. I am very diligent about paying my debts off, I always make payments on time, and I have no past credit issues. I have had a steady job for 10 years, providing world-wide engineering support for top-class, high-demand products in a prominent semiconductor company. I would have used the equity in my home to accomplish this consolidation. However, after talking with many lenders, the restrictions have gotten so tight that there are no options any more unless you have more than 15-20% equity in your home. Please help me and my family get ahead on this debt, and you will not be disappointed. Thank You and Best Regards!

A credit bureau reported the following information about this borrower member on July 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,490.00	Public Records On File:	0
Revolving Line Utilization:	76.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 429605

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429605	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429605. Member loan 429605 was requested on July 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Pepperidge Farm	Debt-to-income ratio:	14.12%
Length of employment:	2 years	Location:	NORWALK, CT

Home town:	Atlanta
Current & past employers:	Pepperidge Farm
Education:	Georgia Institute of Technology

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate multiple credit card payments into one single monthly payment via a personal loan. My goal is to be debt free in 3 years.

A credit bureau reported the following information about this borrower member on July 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,979.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429622

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429622	$15,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429622. Member loan 429622 was requested on July 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Ria Financial. ( EuroNet)	Debt-to-income ratio:	10.37%
Length of employment:	11 months	Location:	Vancouver, WA

Home town:	Masaya Nicaragua
Current & past employers:	Ria Financial. ( EuroNet), Western Union Co.
Education:	BYU

This borrower member posted the following loan description, which has not been verified:

I will like to consolidate my debt and make one single payment, it will be easier and faster for me and my family. Also to lower interest rate.

A credit bureau reported the following information about this borrower member on July 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,517.00	Public Records On File:	1
Revolving Line Utilization:	91.30%	Months Since Last Record:	64
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 429661

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429661	$25,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429661. Member loan 429661 was requested on July 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Phorsyte LLC	Debt-to-income ratio:	17.34%
Length of employment:	13 years 8 months	Location:	Sunnyvale, CA

Home town:
Current & past employers:	Phorsyte LLC
Education:

This borrower member posted the following loan description, which has not been verified:

The proceeds are to be used as a bridge loan to finance costs between client payments.

A credit bureau reported the following information about this borrower member on July 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$403,695.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429669

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429669	$4,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429669. Member loan 429669 was requested on July 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Zylog Systems Ltd	Debt-to-income ratio:	2.43%
Length of employment:	2 years 2 months	Location:	PLAINSBORO, NJ

Home town:	Tenali
Current & past employers:	Zylog Systems Ltd, I2T2
Education:	Nagarjuna University

This borrower member posted the following loan description, which has not been verified:

I have couple of hand-loans and couple of credit card loans, I want to consolidate the total debt. I will pay back in 8-12 months period.

A credit bureau reported the following information about this borrower member on July 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,177.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 429696

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429696	$14,800	18.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429696. Member loan 429696 was requested on July 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Ball Metal Corp.	Debt-to-income ratio:	1.58%
Length of employment:	8 years	Location:	Thonotosassa, FL

Home town:	Lima
Current & past employers:	Ball Metal Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

Already have started this restaurant business and I need money for cash flow to keep business running.

A credit bureau reported the following information about this borrower member on July 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,476.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429749	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429749. Member loan 429749 was requested on July 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Backstage employment and referral	Debt-to-income ratio:	7.14%
Length of employment:	5 years 2 months	Location:	las vegas, NV

Home town:	cleveland
Current & past employers:	Backstage employment and referral
Education:	Full Sail Real World Education

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my credit card debt into one easy payment with a fixed interest rate . I made some investments that went bad and am currently looking to get back on my feet. I travel on tour with The Magic of David Copperfield as the Production Stage Manager. I just recently decided to stop traveling. I have been on the road for the past 9 years. Currently I am in las Vegas with our show. I total, I have roughly 10,000 in credit card debt i want to consolidate. Thank you for your time and considerations! Humbly yours.

A credit bureau reported the following information about this borrower member on July 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	35
Revolving Credit Balance:	$5,520.00	Public Records On File:	0
Revolving Line Utilization:	13.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429770

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429770	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429770. Member loan 429770 was requested on July 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,918 / month
Current employer:	Cambridge	Debt-to-income ratio:	9.80%
Length of employment:	1 year 4 months	Location:	Sarasota, FL

Home town:	San Ramon
Current & past employers:	Cambridge, FCCI Insurance Group
Education:

This borrower member posted the following loan description, which has not been verified:

Requesting loan to consolidate credit card bills and pay for unexpected medical costs.

A credit bureau reported the following information about this borrower member on July 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	19
Revolving Credit Balance:	$11,437.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 429795

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429795	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429795. Member loan 429795 was requested on July 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	Systems Definition Inc.	Debt-to-income ratio:	23.57%
Length of employment:	1 year	Location:	SILVER SPRING, MD

Home town:	Columbus
Current & past employers:	Systems Definition Inc., Sapphire Technology, Sage Systems Technology, HIAS, Inc.
Education:	The New School, Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

My goal is to use this loan to pay off six credit cards/lines of credit that have varying APRs from 26.74% to 23.15%. Due to these high rates, and my current inability to pay more than the minimum, I have been unable to see any abatement in my credit balances. It feels like a never ending story of debt. These credit cards/lines were opened to help fund my graduate education at New School University in New York City. Since graduating in 2006, I have increased my income by $30,000, which indicates to me that my graduate education was the correct decision. I'm grateful for that opportunity and the rewards I continue to reap from my Master's degree. Yet, in my three years since graduating, I have not been able to make an impact on my debt. Recently, I suffered a miscarriage, an emotionally devastating personal moment; this occurrence, though, has inspired me to pay off my debt in the next few years so that my future children will have a debt-free, budget concious mom. Further, paying off this debt quickly will allow me to continue my education to the PhD level. My plan is to attain my PhD in literature in order to become a director of an English department. As director, I want to balance the humanities with career guidance for undergraduate and graduate English majors, a component that is currently lacking from most (if not all) English Departments. Please feel free to contact me if you need further information about my current financial situation. Thank you.

A credit bureau reported the following information about this borrower member on July 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,037.00	Public Records On File:	0
Revolving Line Utilization:	99.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429796

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429796	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429796. Member loan 429796 was requested on July 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,333 / month
Current employer:	PGI Financial Group, Inc.	Debt-to-income ratio:	5.33%
Length of employment:	2 years 3 months	Location:	New York, NY

Home town:
Current & past employers:	PGI Financial Group, Inc.
Education:	Cornell University

This borrower member posted the following loan description, which has not been verified:

My credit card rate increased and I want to pay it down and consolidate all other obligations so that I reduce my monthly expense. You should lend to me because I am financial conservative and prudent in managing my financial affairs (as I hope my credit report will show). I have a graduate degree in business and I am employed as an executive officer and director.

A credit bureau reported the following information about this borrower member on July 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,838.00	Public Records On File:	0
Revolving Line Utilization:	86.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429900

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429900	$10,750	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429900. Member loan 429900 was requested on July 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Aldi	Debt-to-income ratio:	16.54%
Length of employment:	2 months	Location:	Grand Blanc, MI

Home town:	Grand Rapids
Current & past employers:	Aldi, General Motors
Education:	University of Michigan Flint

This borrower member posted the following loan description, which has not been verified:

After being recently laid-off from General Motors I had to rely on insufficient unemployment checks and credit cards to survive financially for the past five months. I have recently found employment with Aldi, a sucessful food store chain, and am currently training to be a shift manager. With this new position I will make enough money to quickly repay a loan, I am simply looking for a means to consolidate my current debt for a quicker and easier pay-off. Thank You.

A credit bureau reported the following information about this borrower member on July 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,738.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 429906

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429906	$17,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429906. Member loan 429906 was requested on July 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,637 / month
Current employer:	Astellas US LLC	Debt-to-income ratio:	11.82%
Length of employment:	5 years	Location:	Libertyville, IL

Home town:	Barberton
Current & past employers:	Astellas US LLC, AstraZeneca, Deublin Company, Dry Storage Corporation
Education:	College of Lake County, Northwestern University, DePaul University

This borrower member posted the following loan description, which has not been verified:

As my credit report will show, I have an excellent payment history. Unfortunately, I have several rather high credit balances, and thus, my credit rating is probably rated "fair" to "good" at present. My goals are to consolidate all outstanding credit card balances, lower my finance rate, and pay off this outstanding credit.

A credit bureau reported the following information about this borrower member on July 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,676.00	Public Records On File:	0
Revolving Line Utilization:	62.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430012	$21,600	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430012. Member loan 430012 was requested on July 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	(self) Castleforte Group	Debt-to-income ratio:	7.91%
Length of employment:	12 years 8 months	Location:	Tarzana, CA

Home town:	Santa Monica
Current & past employers:	(self) Castleforte Group
Education:	Art Institute of Pittsburgh

This borrower member posted the following loan description, which has not been verified:

I have been doing professional motion graphics animation and design both on a freelance basis and as a small, independent studio, for over 12 years. Every now and then, things slow down, and clients pay late, and so I end up having to charge my credit cards more often than I would like. And as a result, I get behind, and the credit card payments keep me there. Your help is greatly appreciated. Thank you all for your time.

A credit bureau reported the following information about this borrower member on July 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,249.00	Public Records On File:	0
Revolving Line Utilization:	72.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 430091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430091	$10,800	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430091. Member loan 430091 was requested on July 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	SAIC	Debt-to-income ratio:	22.45%
Length of employment:	5 years 8 months	Location:	North East, MD

Home town:	Jennersville
Current & past employers:	SAIC, Montell
Education:	College of Notre Dame of Maryland

This borrower member posted the following loan description, which has not been verified:

I want to pay off my credit cards at a better rate so that I can save more towards my retirement.

A credit bureau reported the following information about this borrower member on July 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	68
Revolving Credit Balance:	$15,260.00	Public Records On File:	1
Revolving Line Utilization:	77.90%	Months Since Last Record:	68
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430197	$14,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430197. Member loan 430197 was requested on July 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	Grace Property Management Group, Inc.	Debt-to-income ratio:	14.95%
Length of employment:	2 years	Location:	Longview, TX

Home town:	Liberal
Current & past employers:	Grace Property Management Group, Inc., The Buckle, Inc
Education:	Fort Hays State University

This borrower member posted the following loan description, which has not been verified:

Expansion is the driving force for my consideration of this loan! I plan to deposit $14,000 into a safe and secured certificate of deposit at an FDIC local bank, borrow against it to purchase collateral, equipment and use strategic marketing to take business to the next level. Grace Property Management Group, Inc is an established company and serves many communites across the region. Investing your money into a safe and reputable company like GPMG, Inc can build a long-term relationship that yields a safe return.

A credit bureau reported the following information about this borrower member on July 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,608.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430268

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430268	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430268. Member loan 430268 was requested on July 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Chaffey Joint Union High School District	Debt-to-income ratio:	8.86%
Length of employment:	4 years	Location:	Rancho Cucamonga, CA

Home town:	San Francisco
Current & past employers:	Chaffey Joint Union High School District
Education:	California State Fullerton, Gonzaga University

This borrower member posted the following loan description, which has not been verified:

I am employed as a teacher and am trying to consolidate debt to one consistent monthly payment for a finite payment schedule.

A credit bureau reported the following information about this borrower member on July 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,745.00	Public Records On File:	0
Revolving Line Utilization:	34.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430319

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430319	$15,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430319. Member loan 430319 was requested on July 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	3 colleges, 1 rental, 2 book royalties, ira fund	Debt-to-income ratio:	22.50%
Length of employment:	6 years	Location:	Prunedale, CA

Home town:
Current & past employers:	3 colleges, 1 rental, 2 book royalties, ira fund, Hartnell College, Heald College, Cal. State University Monterey Bay, Borland (software), UC Davis
Education:	UCB, UCDavis, SFSU, CSUMB

This borrower member posted the following loan description, which has not been verified:

What are your animals trying to tell you? Now, you can teach them how to communicate with a new gestural language called ANIMALSIGN. With this you can expand communication with your animals, making life more fulfilling and productive for all. I conceived of and created this revolutionary approach to companion animals-teaching them to communicate with new learned gestures. I have the endorsements of the Koko Foundation, Roger Abrantes, and other experts. I started this business idea more than ten years ago after falling in love with a horse, but realized the value of having dogs communicate better. Now, I teach, study, and write on this topic, giving workshops, publishing books, etc. The business is now starting to blossom, but I need to market it. I have travelled abroad to present keynote speeches. I need funds for BUSINESS DEVELOPMENT: 1) Writing Books, DVD, TV scripts and Teaching Materials, Marketing, and Animal Insurance; 2). Book/Service Marketing, Website Renovation, Graphic Artist for Brochures, Posters. 3) Animal Insurances/CareCredit: Medical bill pay down to care for them if they get sick, Mortality Insurance for the animals. I have VISION, drive, and energy, evidenced my developing an idea into a business (for dogs, horses, and cats) involving workshops, lessons, books, and future plans for DVD, TV show and movie. I have entrepreneurial vision, a good business sense, persistence, and know that satisfying customer (animal/human) needs is crucial. I have extended my own credit, to develop this business to this point. I bought the 3-acre ranch specifically for having the ANIMALSIGN CENTER. I showcased Princess my horse on AnimalPlanet; I have a website www.animalsign.org; written a self-published book AnimalSign to You in 2006; obtained an agent and 2 book contracts: Dogs Can Sign, Too (Random House, August 2009) and EquineSign (Storey Press, fall 2010). The Center has a horse and two dogs, a German shepherd, a Border collie, with plans for a miniature poodle. I have them demonstrate K9sign at events. I have private and classroom clients. I am a COGNITIVE ETHOLOGIST, with business experience (QA software manager and director) in Silicon Valley. I teach college courses to humans (Human and Animal Biology & Behavior at Cal State. Univ. Monterey Bay), as I teach signing to dogs (AnimalSign Center). Also, I continue to develop additional ways to help people and animals better understand each other, by evolving AnimalSigning. I expect AnimalSigning will be well-known, through Events, TV, Movie, and Print internationally. In the future: I expect to have a TV show, where I teach people/dogs to communicate to each other. People and their dogs will watch, copying how to communicate through signing. I plan on DVDs for horses and dogs. A movie Princess! The Signing Horse will be promoted telling a dramatized version of her signing life. The center will have employees working with dogs and horses, as I travel expanding the business. I contribute to the animal/human community by this venture, but also have inspired the local university CSUMB to start giving courses on Animal Biology, Behavior, Communication, to serve the community better. With this business I envision people and their pets will better understand each other, communicating and bonding more, with less frustration. People will ask their dog, Why are you barking? Now, with K9Sign their dog will be able to tell them.

A credit bureau reported the following information about this borrower member on July 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,074.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430325

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430325	$3,800	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430325. Member loan 430325 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,250 / month
Current employer:	CVS Caremark Corp.	Debt-to-income ratio:	4.44%
Length of employment:	1 year 4 months	Location:	Quincy, MA

Home town:	Quincy
Current & past employers:	CVS Caremark Corp.
Education:	Wentworth Institute of Technology, University of Massachusetts at Boston

This borrower member posted the following loan description, which has not been verified:

Ever since I was little, I was fascinated by cars and now I am ready to purchase one. With your help I will be able to get into an affordable dream car that I have always wanted. I will be using this loan to purchase a car. I am a responsible candidate for this loan because I pay all my bills on time, never have I missed any payments. Only reason why I am resorting to this is due to me being not qualified for an auto loan from the dealership. However, with that said, I am financially stable and I do not live paycheck to paycheck.

A credit bureau reported the following information about this borrower member on July 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,885.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 430357

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430357	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430357. Member loan 430357 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Retired	Debt-to-income ratio:	24.74%
Length of employment:	32 years	Location:	Massena, NY

Home town:	Potsdam
Current & past employers:	Retired, Alcoa Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I am one of the thousands of people who have too many credit cards and too much high-interest charges on those credit cards. My husband passed away a few months ago, and, as part of re-structuring my life, I am determined to pay down my high-interest credit card debt. By using every cent of my loan to pay down current credit cards, I will have more of my income available to eventually be debt free. My goal is to re-pay the loan and pay off any remaining debt (approximately another $25,000) at the same time. If I can get a jump start with a large chunk of money, it would be possible for me to be debt free (or close to it) by the time my loan is paid off.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1968	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,025.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430373

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430373	$5,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430373. Member loan 430373 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	EDUCATORS INC. Private Christain Schools	Debt-to-income ratio:	18.20%
Length of employment:	4 years	Location:	MERRITT ISLAND, FL

Home town:	Newark
Current & past employers:	EDUCATORS INC. Private Christain Schools, CHC PRIVATE SCHOOLS
Education:	Brevard Community College

This borrower member posted the following loan description, which has not been verified:

We are a Private School , Accredited and operating for 17 years. We are a school that services students on Goverment Loan that are low income. We now hae opened a new school and our Goverment Scholarship program has to be bonded for 2 years then we get Bond back. We are in need of Bond money only. Our school is on a budget and debt free. Need help thanks.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,984.00	Public Records On File:	0
Revolving Line Utilization:	24.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430405

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430405	$9,250	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430405. Member loan 430405 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	Park Dental	Debt-to-income ratio:	19.90%
Length of employment:	7 years	Location:	Jordan, MN

Home town:	Waconia
Current & past employers:	Park Dental, Friendship Manor Nursing Home
Education:	Minnesota State University-Mankato, Normandale Community College, Hennepin Technical College

This borrower member posted the following loan description, which has not been verified:

I have a great job in the dental field that I love. I will be doing dental til I physically cant anymore. I have been at the same place of employment for 7yrs, they hired me right out of school. It's what I am suppose to do. I recently got married and our plan is to get rid of all our small debts. My husband has been at his job for 23yrs and has a great pension. He will be there til retirement. Are hopes are to look into a townhome in 3yrs, we will be empty-nesters. I would use the money to pay off all the small bills that are present and make one lump payment. We, I, just feel we are not getting ahead due to the small bills. We have consolidated some to save money, cell phone and car insurance for example. It just would help us sleep at night and enjoy life. Consolidating to ease. Thank you

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	29	Months Since Last Delinquency:	15
Revolving Credit Balance:	$978.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430444

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430444	$14,400	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430444. Member loan 430444 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Stones	Debt-to-income ratio:	23.70%
Length of employment:	2 years 9 months	Location:	Crane, TX

Home town:	Crane
Current & past employers:	Stones, TL McNeese Trucking, San Angelo State School
Education:	Angelo State University, Odessa College, University of Texas at Odessa

This borrower member posted the following loan description, which has not been verified:

I have two high interest loans that I would like to consolidate at lower rate.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,479.00	Public Records On File:	0
Revolving Line Utilization:	98.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 430587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430587	$7,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430587. Member loan 430587 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	self empoyed	Debt-to-income ratio:	4.63%
Length of employment:	30 years 2 months	Location:	San Luis Obispo, CA

Home town:	Vienna
Current & past employers:	self empoyed, John D. Oeltman
Education:	Polytechnic University

This borrower member posted the following loan description, which has not been verified:

Gentlemen I do need the loan not only for debt-consolidation, but also for improvement for my home office (new computer, printer, etc), and also some new furniture. I worked in the US since 1988 as a Civil engineer and I am self employed since 1997 and work out from my home-office with an average yearly income of 48,000 $. I am single and have no financial obligations against any person, just credit cards. By paying off some of those cards it will make it easy for me to fulfill my obligations against you as a lender. Please feel free to contact me at any time via e-mail if you have any more questions. I hope we can come to some kind of agreement. Sincerely Peter Edward Hoppe

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1981	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	30
Revolving Credit Balance:	$7,690.00	Public Records On File:	0
Revolving Line Utilization:	77.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430622

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430622	$4,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430622. Member loan 430622 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Lakeside Bank	Debt-to-income ratio:	8.96%
Length of employment:	5 years 4 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Lakeside Bank, Chicago Park District
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

Using this loan to get a lower interest rate on current outstanding loan.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,315.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 430623

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430623	$8,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430623. Member loan 430623 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Hue's Taxi Corporation	Debt-to-income ratio:	19.02%
Length of employment:	14 years	Location:	Farmingville, NY

Home town:	Hicksville
Current & past employers:	Hue's Taxi Corporation, U.S. Postal Service
Education:	Farmingdale State University of New York

This borrower member posted the following loan description, which has not been verified:

I always pay my obligations on time and I have done business with your affiliate partner e-loan in the past . Since I am self employed and run my own business, there is no job security/layoff issues.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,176.00	Public Records On File:	0
Revolving Line Utilization:	92.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430633

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430633	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430633. Member loan 430633 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,642 / month
Current employer:	Retired	Debt-to-income ratio:	1.35%
Length of employment:	9 years 10 months	Location:	Crawford, TX

Home town:	Champaign
Current & past employers:	Retired, Control Data Corporation, Harvard University, Smithsonian Institution, University Of Illinois, Illinois Power Co.
Education:	Control Data Institute, Tarrant County CC

This borrower member posted the following loan description, which has not been verified:

A unexpected tax lien requires quick action. This lien is on debt free property of 5 acres with a 4 bdrm 3 bath manufactured home.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	30
Revolving Credit Balance:	$1,876.00	Public Records On File:	0
Revolving Line Utilization:	12.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430646	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430646. Member loan 430646 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Santa Monica UCLA Medical Center	Debt-to-income ratio:	9.75%
Length of employment:	13 years 7 months	Location:	Palmdale, CA

Home town:	Havana
Current & past employers:	Santa Monica UCLA Medical Center, Kaiser Permanente
Education:	Los Angeles Community College

This borrower member posted the following loan description, which has not been verified:

I have been in my present job over 13 years. Have a lot of debt and am looking for a way to pay off a credit card that went from zero percent interest to a large 26%. We don't have any equity available in our home and are open to negotiate a good loan.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	46
Revolving Credit Balance:	$33,981.00	Public Records On File:	1
Revolving Line Utilization:	77.10%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430666	$8,800	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430666. Member loan 430666 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,983 / month
Current employer:	Improvement Direct	Debt-to-income ratio:	2.37%
Length of employment:	2 years 8 months	Location:	Chico, CA

Home town:	Sierra Valley
Current & past employers:	Improvement Direct, OCSC Sailing, Holiday Inn Chico
Education:	California State University-Chico (CSU Chico)

This borrower member posted the following loan description, which has not been verified:

Hello Friendly Investors, I have decided to put my toe into the world of Real Estate by purchasing my own Time Share Property. I have used my savings to give the small down payment at this time and was given a loan for the rest. That loan is financed through the property company and has a fairly high interest rate. I am able to get a better rate with Lending Club and the other loan has no early-payment penalty. My hope is this much better interest rate will get me out of debt faster while still within my budget. I have a full time job that I have been at it for 2.5 yrs with a very low credit card debt that I am about to eliminate in the next year. Please help me in this quest to become a deed holder on my first minor investment. Thank you so much for taking the time to read this and hopefully assisting with the cause. Sincerely, -A

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,483.00	Public Records On File:	0
Revolving Line Utilization:	5.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430667

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430667	$8,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430667. Member loan 430667 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	CardUSA, Inc.	Debt-to-income ratio:	9.20%
Length of employment:	8 years 1 month	Location:	Hallandale, FL

Home town:
Current & past employers:	CardUSA, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Wedding

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,060.00	Public Records On File:	0
Revolving Line Utilization:	19.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430706

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430706	$8,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430706. Member loan 430706 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Remote Control-Rotork	Debt-to-income ratio:	0.43%
Length of employment:	9 years 7 months	Location:	Hope Valley, RI

Home town:	Westerly
Current & past employers:	Remote Control-Rotork
Education:

This borrower member posted the following loan description, which has not been verified:

I have several leaks in my roof. I have already had estimates done to replace and fix the roof by licienced/insured people. I really need to have this done since the excessive rain has my ceiling actually crumbling down with each storm.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$84.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430710

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430710	$15,000	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430710. Member loan 430710 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Irvin Trucking	Debt-to-income ratio:	5.34%
Length of employment:	4 years 5 months	Location:	akron, OH

Home town:	akron
Current & past employers:	Irvin Trucking, Leasway transpotation
Education:	east high grad

This borrower member posted the following loan description, which has not been verified:

Currently have two trucks and two trailers, one trailer being refurbished so I can add driver and put 2nd truck in service haul new and used vehicles around country,since industry is picking up. I purchased first truck and trailer for 50,000 and paid off in 24 months. bought second tractor for 106,000 and financed for 48 months, I have 26 months left and have never missed payment since aquiring funding for truck #2. Bought Second trailer for 12,000, put 10,000 down, owe 2,000 to finish.I have never been late on mortgage, both vehicles paid for. The finance co. I use to deal with has closed it's stores, Benefical, which loan was paid in full inspite of high interest rate.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$89.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 430755

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430755	$9,300	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430755. Member loan 430755 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Nordstrom	Debt-to-income ratio:	12.15%
Length of employment:	8 years	Location:	CHICAGO, IL

Home town:	Columbus
Current & past employers:	Nordstrom, The Limited, Inc
Education:	Ohio University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Too much spending in my 20s lead to too much debt in my 30s. For the past month, I've been tracking my finances thru Quicken online and realized I pay more in credit card payments than rent! I've been using cash/debit almost exclusively since January but recently realized that I can't continue the trend without consolidating my debt. For the past couple of days, this problem has honestly been the 1st haunting thought that comes to mind when I wake up. I always pay my bills, I have over $2,000 in savings to take care of any mis-haps or unexpected expenses which helps. I'm getting older and, as a result, tired of this non-sense - no more credit card debt! I've now controlled my impulse shopping habit (I work in retail, so that is very hard to do!) and I actually feel comfortable saying "no" or "I can't afford that" when asked to go places or do things. Getting this loan will cut my payments down to half and help me stay above water each month. It will give me a solid gameplan and timeline to get rid of my credit once and for all...and eventually get Back in the Black. P

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,498.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 430759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430759	$15,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430759. Member loan 430759 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Indy M-Storm LLC	Debt-to-income ratio:	23.04%
Length of employment:	4 years 5 months	Location:	Boonton, NJ

Home town:
Current & past employers:	Indy M-Storm LLC
Education:

This borrower member posted the following loan description, which has not been verified:

I bought a Real Estate Owned property from the bank in Indianapolis ( Indiana). This is a Single Family House with 3 bedrooms and 1 bath. I bought it for 12k and it needs for a good rehab 25k. The ARV (After Repair Value) of this house is around 80k. The average rent for this house is $700/month. That is this rent will be able to pay for the loan. I am planning to lease - option this house in one year.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,317.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430767	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430767. Member loan 430767 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	SGASI Production Staging	Debt-to-income ratio:	7.35%
Length of employment:	1 year 7 months	Location:	ORLANDO, FL

Home town:	Bayonne
Current & past employers:	SGASI Production Staging, US Army
Education:	Valencia Community College, University of Central Florida

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate three credit cards that I have. They total a little more than 15000 but I do not need any more than that. I think I am a very qualified person for this loan because I have only had one late payment since I was 18 and I am now 31. The late payment happened in 2004. My credit score is about 755. The late payment happpened because of a family emergency while I was in the Army. I will be using the money to consolidate three Chase credit cards that I have. (The reason I have three Chase credit cards is because they bought out the two other companies that I orginally got the credit cards from.) I would just like to have one fixed payment a month instead of worrying about 4. They also have been raising interest rates on my credit cards because of the times that we are going through right now nationally. I hope this helps you out with what I am trying to do.

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	68
Revolving Credit Balance:	$16,055.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430770

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430770	$12,800	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430770. Member loan 430770 was requested on July 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	u.s. navy	Debt-to-income ratio:	11.62%
Length of employment:	7 years 5 months	Location:	ravenna, OH

Home town:	bloomington
Current & past employers:	u.s. navy
Education:

This borrower member posted the following loan description, which has not been verified:

Hello. I currently have approx. 9,000 in credit card debt with 4 major accounts. the minimum payments each month are a hassle and make it extremely difficult to focus my efforts each month toward making real progress. I just want to make out 1 check each month and focus on getting everything under control. I'm in the U.S. Navy and can provide a leave and earnings statement to prove my income can easily handle the monthly payment that would come with this loan. Is there anyone out there looking to loan an honest guy 8,000 for 3 or 4 years at 15% or less? the only other offers on the table are ridiculous, (i.e.-20%)

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,957.00	Public Records On File:	0
Revolving Line Utilization:	46.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430804	$15,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430804. Member loan 430804 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Maritz LLC	Debt-to-income ratio:	7.83%
Length of employment:	19 years 9 months	Location:	Arnold, MO

Home town:	St Louis Park
Current & past employers:	Maritz LLC
Education:

This borrower member posted the following loan description, which has not been verified:

I am wanting to consolidate my credit card bills into one payment.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	38
Revolving Credit Balance:	$18,503.00	Public Records On File:	0
Revolving Line Utilization:	86.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430831	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430831. Member loan 430831 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Network Controls & Electric Inc	Debt-to-income ratio:	21.05%
Length of employment:	1 year 2 months	Location:	Simpsonville, SC

Home town:	Greenville
Current & past employers:	Network Controls & Electric Inc, ebridge Technologies Inc, Piedmont Natural Gas
Education:	Furman University, Clemson University

This borrower member posted the following loan description, which has not been verified:

Loan of $25k to cover tax liability associated with K1 earnings in 2008.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,380.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430852

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430852	$16,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430852. Member loan 430852 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Chainreaction Motorsports	Debt-to-income ratio:	17.72%
Length of employment:	2 years 6 months	Location:	glendale, AZ

Home town:	grandrapids
Current & past employers:	Chainreaction Motorsports
Education:

This borrower member posted the following loan description, which has not been verified:

I need to expand and have limited capitol. We have been profitable for the 2 years we have been in business

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,007.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430886	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430886. Member loan 430886 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	KeyPoint Credit Union	Debt-to-income ratio:	12.83%
Length of employment:	2 years 11 months	Location:	Santa Clara, CA

Home town:	Manila
Current & past employers:	KeyPoint Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

consolidate debt

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,882.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430889

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430889	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430889. Member loan 430889 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	Brandies Univesity	Debt-to-income ratio:	2.48%
Length of employment:	25 years 1 month	Location:	Waltham, MA

Home town:	Boston
Current & past employers:	Brandies Univesity
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for a 5000 loan to complete 20000 that i need to put down on a home i would like to purchase. I am looking for a 60 month term with an interest rate of no more than 23%. I am also willing to have payments automatically withdrawn from my checking account every month. Thank you

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	41
Revolving Credit Balance:	$547.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 430907

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430907	$9,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430907. Member loan 430907 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,741 / month
Current employer:	Spanish Missions Network	Debt-to-income ratio:	22.05%
Length of employment:	5 years 7 months	Location:	BAYONNE, NJ

Home town:	Limon
Current & past employers:	Spanish Missions Network, Peoples Baptist Church
Education:	Seminario Biblico Bautista

This borrower member posted the following loan description, which has not been verified:

My credit history proof that This is a loan that can be handle. We are improving our bussiness and need some help. I am looking preferible for a 3 to 5 years Loan. Thanks God bless.

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,130.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 430908

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430908	$7,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430908. Member loan 430908 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Harbour Club	Debt-to-income ratio:	21.18%
Length of employment:	5 years 11 months	Location:	Dayton, OH

Home town:	Lima
Current & past employers:	Harbour Club
Education:	Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I would like to pay a lower interest rate on my credit card debt. My husband and I have worked hard to get our finances under control over the past 5 years and feel this will help in accomplishing our goal of being debt free by 2012. I have a good credit history with a decent income. I do not paying housing costs because I manage an apartment community and have been for almost 6 years. I am a good candidate for this loan because I pay all of my bills on time and pay at least 3 times the minimum balance on my credit card balances. Thank you so much for your help!

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	55
Revolving Credit Balance:	$4,601.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430916	$21,125	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430916. Member loan 430916 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,717 / month
Current employer:	Shaw Group	Debt-to-income ratio:	11.47%
Length of employment:	1 year 5 months	Location:	Sugar Hill, GA

Home town:	New York
Current & past employers:	Shaw Group, Fluor Corporation, Worley Parson, Siemens, Georgia Power
Education:	DeVry University-Georgia

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate and close 3 accounts in 1 loan.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$113,283.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430920

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430920	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430920. Member loan 430920 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	HGL WELFARE FUNDS	Debt-to-income ratio:	19.40%
Length of employment:	5 years 2 months	Location:	West Orange, NJ

Home town:
Current & past employers:	HGL WELFARE FUNDS
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate two credit cards at a fixed rate. I will make a good loan candidate, as I have never had a single late payment in my entire life.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1976	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,659.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430924	$7,775	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430924. Member loan 430924 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Grays Harbor Communications	Debt-to-income ratio:	14.86%
Length of employment:	12 years 9 months	Location:	Aberdeen, WA

Home town:
Current & past employers:	Grays Harbor Communications
Education:

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to consolidate 4 credit cards into one payment. My goal is to get completely out of credit card debt permanently. 2 of the accounts have deferred interest if balance is paid in full by September. I hope to have balances refinanced by then to avoid an additional $900 or so of deferred interest. The other 2 accounts have higher interest rates than I want to pay. I will be closing all 4 accounts after payoff. I have been employed continuously with the same company for 13 years, have sufficient income to repay this loan, I pay my bills on time and my credit score matters to me.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,013.00	Public Records On File:	0
Revolving Line Utilization:	38.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 430930

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430930	$10,400	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430930. Member loan 430930 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Cushman & Wakefield, Inc.	Debt-to-income ratio:	8.87%
Length of employment:	2 years 1 month	Location:	Clifton, NJ

Home town:	New Brunswick
Current & past employers:	Cushman & Wakefield, Inc., Foot Locker
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

I have very high interest on some credit cards. I would like to consolidate all of this debt into one, lower interest payment. I always pay every card on time - even with the high interest. I never miss a payment. I have tried over the years to pay off the balances but the high interest rates make it very difficult. I am very concerned about my credit rate and will ensure that I make payments on a timely basis.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,991.00	Public Records On File:	0
Revolving Line Utilization:	96.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 430940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430940	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430940. Member loan 430940 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,167 / month
Current employer:	stefanos II pizzeria	Debt-to-income ratio:	3.05%
Length of employment:	3 years 5 months	Location:	PHILADELPHIA, PA

Home town:	Philadelphia
Current & past employers:	stefanos II pizzeria
Education:

This borrower member posted the following loan description, which has not been verified:

i need to borrow 20,000.00for a personel loan

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,294.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 430951

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430951	$20,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430951. Member loan 430951 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Candaian national railroad	Debt-to-income ratio:	6.75%
Length of employment:	17 years	Location:	Proctor, MN

Home town:	portland
Current & past employers:	Candaian national railroad
Education:

This borrower member posted the following loan description, which has not been verified:

I am currently working at a high paying job and wish to clear credit card debt quicker and easier.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,894.00	Public Records On File:	1
Revolving Line Utilization:	78.60%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430967

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430967	$25,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430967. Member loan 430967 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,583 / month
Current employer:	Nationstar Mortgage LLC	Debt-to-income ratio:	12.96%
Length of employment:	9 years 1 month	Location:	Richardson, TX

Home town:	Dallas
Current & past employers:	Nationstar Mortgage LLC, Microsoft
Education:	University of TX at Dallas

This borrower member posted the following loan description, which has not been verified:

My goal is payoff 3 credit cards. I will keep 1 after consolidation for everyday bills and close the other 2 accounts. The cards rates have gone and up and I dont feel like I can catch up. Goal is consolidate and pay it off. I have good credit and pay on time.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,672.00	Public Records On File:	0
Revolving Line Utilization:	97.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 430968

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430968	$24,250	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430968. Member loan 430968 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Self-Employed	Debt-to-income ratio:	15.19%
Length of employment:	4 years 2 months	Location:	Brooklyn, NY

Home town:	Cherry Valley
Current & past employers:	Self-Employed
Education:	Hamilton College-Clinton, University of Pennsylvania, Columbia University in the City of New York

This borrower member posted the following loan description, which has not been verified:

Hi -- reinstating my loan request. Our accountants had not yet finished our personal taxes (we filed extensions) at the time of my last loan request, so despite the number of people interested we couldn't move forward. This is now completed, thankfully. So here's the story: My girlfriend and I run a small but growing fashion company. We want to keep growing, and are soliciting investors. At the same time, we'd like to put some more money into the business as well, and increase the equity. You can help us increase our equity by lending to me. Our business has been around for four years here in Brooklyn, and has been profitable for the past three years. We operate two store locations in Manhattan and Brooklyn, and sell on our website. We offer a wide range of products, from handbags and clothing to shoes and accessories. We look forward to 20-30% growth this year, and the money we receive will help us toward that goal. Thank you for your time.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	38
Revolving Credit Balance:	$9,943.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 430971

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430971	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430971. Member loan 430971 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,728 / month
Current employer:	Executive 1 Financial	Debt-to-income ratio:	15.53%
Length of employment:	3 years 9 months	Location:	Arlington Heights, IL

Home town:
Current & past employers:	Executive 1 Financial
Education:	William Rainey Harper College

This borrower member posted the following loan description, which has not been verified:

I have a Bank Of America loan on a high rate and I would like to refinance it and pay it off

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,438.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 430989

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430989	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430989. Member loan 430989 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Microsoft Corporation	Debt-to-income ratio:	5.23%
Length of employment:	1 year	Location:	Bothell, WA

Home town:	Mountain View
Current & past employers:	Microsoft Corporation, Panasonic Avionics Corporation, PBM Supply & Mfg Inc
Education:	Bakersfield College

This borrower member posted the following loan description, which has not been verified:

Requesting assistance for a unique and low-cost land ownership opportunity. The land will be utilized as both a recreational and investment property. This supports a long-time dream and also has great potentials for future investment returns. I am a stable borrower with a very good credit rating and a secure income.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,578.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431006

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431006	$9,250	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431006. Member loan 431006 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Public Works miami dade	Debt-to-income ratio:	2.12%
Length of employment:	20 years	Location:	Miami, FL

Home town:	Miami
Current & past employers:	Public Works miami dade
Education:

This borrower member posted the following loan description, which has not been verified:

Buying a solar energy source to power my house

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,014.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 431032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431032	$6,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431032. Member loan 431032 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Roll Forming Corporation	Debt-to-income ratio:	3.30%
Length of employment:	1 year 6 months	Location:	LAWRENCEBURG, KY

Home town:	Kinards
Current & past employers:	Roll Forming Corporation, Topy Corporation
Education:	Middle Tennessee State University

This borrower member posted the following loan description, which has not been verified:

Finish completion of garage floor/doors on new house.

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,860.00	Public Records On File:	0
Revolving Line Utilization:	99.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 431061

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431061	$7,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431061. Member loan 431061 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	aprill landscaping	Debt-to-income ratio:	8.32%
Length of employment:	7 years	Location:	CAPE MAY COURT HOUSE, NJ

Home town:	Burdette
Current & past employers:	aprill landscaping
Education:

This borrower member posted the following loan description, which has not been verified:

interest to high and just want 1 payment

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	11	Months Since Last Delinquency:	19
Revolving Credit Balance:	$6,082.00	Public Records On File:	0
Revolving Line Utilization:	96.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431070

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431070	$25,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431070. Member loan 431070 was requested on July 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,000 / month
Current employer:	Western Athletic Clubs	Debt-to-income ratio:	15.73%
Length of employment:	2 years 6 months	Location:	Mill Valley, CA

Home town:	Albuquerque
Current & past employers:	Western Athletic Clubs
Education:	Haas School of Business, UC Berkeley

This borrower member posted the following loan description, which has not been verified:

I have 3 credit cards. The total debt is $25500. I would like to consolidate the debt and make one big monthly payment and reduce the average interest rate

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,015.00	Public Records On File:	0
Revolving Line Utilization:	88.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431081

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431081	$10,875	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431081. Member loan 431081 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,458 / month
Current employer:	Allied-Barton Security	Debt-to-income ratio:	13.76%
Length of employment:	9 years 4 months	Location:	Cocoa, FL

Home town:	Sacramento
Current & past employers:	Allied-Barton Security, Pinkerton Government Services, Omniplex Security, Burns / Wells Fargo Security
Education:	Brevard Community College

This borrower member posted the following loan description, which has not been verified:

I'm seeking a loan to refinance my credit card debts that are above 20% APR. I easily make my minimum payments and include extra when I can. However, I've calculated that I'll save at least a year on my debt-elimination plan and several thousand dollars in interest if I refinance. How I got into this position can be summed up in one word: foolishness. Over the past year, I've wisened up to my credit, but I would appreciate help in correcting my past mistakes. Thank you for your time.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,422.00	Public Records On File:	0
Revolving Line Utilization:	81.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431087

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431087	$9,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431087. Member loan 431087 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	Westat	Debt-to-income ratio:	23.72%
Length of employment:	10 years 4 months	Location:	Frederick, MD

Home town:
Current & past employers:	Westat, Computing Options Company, Smallwonder Softworks!
Education:	Radford University, University of Phoenix

This borrower member posted the following loan description, which has not been verified:

I am requesting this money to payoff a high interest personal education loan I used to obtain my masters degree. I have never missed a payment on this loan, I simply want to pay less interest. I appreciate your consideration. I want you to know that I take my financial responsibilities very seriously.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$116,325.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431096

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431096	$8,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431096. Member loan 431096 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Waste Management Inc.	Debt-to-income ratio:	9.96%
Length of employment:	2 years	Location:	Cuyahoga Falls, OH

Home town:	Akron
Current & past employers:	Waste Management Inc., All ohio Landscaping
Education:	University of Akron Main Campus

This borrower member posted the following loan description, which has not been verified:

I have 3 credit cards, 2 of which are at a high interest rate the third is still at a good rate. The miniumn payment for all 3 is close to the estimated payment amount for this loan.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	61
Revolving Credit Balance:	$3,958.00	Public Records On File:	0
Revolving Line Utilization:	39.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 431097

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431097	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431097. Member loan 431097 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	Ameripro Siding and Windows	Debt-to-income ratio:	16.02%
Length of employment:	10 years	Location:	LIBERTY, MO

Home town:	warrensburg
Current & past employers:	Ameripro Siding and Windows, Amazing Siding and windows
Education:

This borrower member posted the following loan description, which has not been verified:

want to fix up house

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,410.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 431106

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431106	$7,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431106. Member loan 431106 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	pitman company	Debt-to-income ratio:	20.51%
Length of employment:	12 years 2 months	Location:	north tonawanda, NY

Home town:	North Tonawanda
Current & past employers:	pitman company, Panes restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

lookin to replace my old daily driver (frame rot) and I really missed my old jeep and found a very good deal on a nice used one

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	71
Revolving Credit Balance:	$12,189.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431119

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431119	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431119. Member loan 431119 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	Monitcello Central School District	Debt-to-income ratio:	19.64%
Length of employment:	5 years	Location:	Poughquag, NY

Home town:	Tell City
Current & past employers:	Monitcello Central School District, Mercy College
Education:	Purdue University-Main Campus, Mercy College-Yorktown Campus

This borrower member posted the following loan description, which has not been verified:

I plan to use the proceeds of the loan to consolidate some of my expenses, pay off at least one credit card, and go on vacation with a budget in hand. I have never failed to pay any financial obligation in my life, and I do not intend to start failing to pay now. This will also help me budget my expenses accordingly to make sure this debt finally gets paid off.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,140.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 431164

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431164	$6,600	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431164. Member loan 431164 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Dokken Engineering	Debt-to-income ratio:	5.26%
Length of employment:	3 years 7 months	Location:	San Diego, CA

Home town:	New Rochelle
Current & past employers:	Dokken Engineering
Education:	Cornell University

This borrower member posted the following loan description, which has not been verified:

I have a well-paying, stable career with little debt. Recently, I spend much of my savings on a 5-month vacation that cost ~$12,000. Before returning to work after my vacation, I required the care of a physician and have taken a holistic approach to treatment. My family has offered to cover these unexpected expenses; however, I have decided to take out a loan to pay for it myself. My parents have plans for retirement and such a financial setback could result in them working another year or two. I have since returned to my job and am in great health thanks to the treatments I have received. I look forward to answering any questions you may have.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$993.00	Public Records On File:	0
Revolving Line Utilization:	24.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431183

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431183	$2,400	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431183. Member loan 431183 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	ADP	Debt-to-income ratio:	7.00%
Length of employment:	1 month	Location:	CAPITOL HEIGHTS, MD

Home town:	Washington
Current & past employers:	ADP, CUTCO, HP
Education:	Virginia Military Institute

This borrower member posted the following loan description, which has not been verified:

Hi. My name is Jasper Watkins and I am a recent May 09 graduate from the Virginia Military Institute. I graduated in May and fortunately landed a job in DC working with a company called ADP. I was living in ATL GA, and the company did not cover moving expenses. So, I had to use my own money and now I'm pretty much broke. I was on a division 1 full track scholarship while at VMI, so I don't have any college loan debt at all. I am a responsible , hard-working person that just needs a little help to get running in the corporate world. Thanks

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,655.00	Public Records On File:	0
Revolving Line Utilization:	74.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431204

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431204	$3,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431204. Member loan 431204 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,833 / month
Current employer:	all stars auto	Debt-to-income ratio:	1.33%
Length of employment:	5 years 1 month	Location:	highland, CA

Home town:	pakistan
Current & past employers:	all stars auto, uhaul
Education:	crafton hills- Fire Fighter-paramedic

This borrower member posted the following loan description, which has not been verified:

school

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	6
Revolving Credit Balance:	$3,403.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431215

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431215	$4,700	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431215. Member loan 431215 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,600 / month
Current employer:	Dickman Business Brokers	Debt-to-income ratio:	8.56%
Length of employment:	3 years	Location:	ROCKAWAY, NJ

Home town:	Kansas City
Current & past employers:	Dickman Business Brokers, Pier 1 Imports, Mandees, Things Remembered
Education:	County College of Morris

This borrower member posted the following loan description, which has not been verified:

Hi my name is Liliana Yaworsky. Am applying for a personal loan that would really help me out financialy if accepted. I currently am on a credit guard program that when I first began the fee was reasonable but now that I am down to my last credit card to pay off I am paying them interest thats higher than the interest on the card itself. That credit cards balance is about $2000. I also have a credit loan out on my checking account of about $500 for overdraft protection fees. The last person i need to pay off is my dad of $2000. Over some time with my very used Jeep he has been charging it's reapairs to his credit cards and I am having a difficult time paying him on time and I am falling behind in payments. If given this loan my monthly payments would be cut in half and I would be in a much happier financial situation and my credit would actually go up. I really look forward to hearing from you. Very Truly Yours, Liliana Yaworsky

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1,089.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431218

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431218	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431218. Member loan 431218 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Waterford Wedgwood USA	Debt-to-income ratio:	14.76%
Length of employment:	4 years	Location:	Toms River, NJ

Home town:	Long Island
Current & past employers:	Waterford Wedgwood USA, Novadebt, Verizon Communications
Education:	CUNY Queens College, Nassau Community College

This borrower member posted the following loan description, which has not been verified:

I have been in the process of paying off all my credit cards and am having so much trouble paying one credit card. It has a ridiculously high interest rate and it seems I'm making no progress at all!! I would love to pay just one steady payment with no suprises. I am a very reliable borrower - I have worked two jobs for years and pay all my bills on time. When I get rid of this credit card I am done with them for good!!! Thank you for your help!

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,798.00	Public Records On File:	0
Revolving Line Utilization:	88.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431250

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431250	$3,250	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431250. Member loan 431250 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Global IFG, Inc.	Debt-to-income ratio:	13.52%
Length of employment:	5 years 1 month	Location:	Lakeville, MN

Home town:
Current & past employers:	Global IFG, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I am in need of a short term business loan. I have been in business for 5 years, and have never taken a loan. I do not have a DnB score, even though I have accounts and bills in my company name. I have a personal mid credit score of 798. I have only had 1 credit inquity in 5 years, and have never paid any personal or business accounts late. Everything has always been paid on time. The funds will be used for business expenses/growth. My needs are of an urgent nature, and I thought I would try peer to peer lending as a faster option than regular bank loans. I would very much appriciate your consideration. Sincerely, Bob

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	61
Revolving Credit Balance:	$9,375.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431251

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431251	$4,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431251. Member loan 431251 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	great western	Debt-to-income ratio:	3.34%
Length of employment:	11 years	Location:	west valley, UT

Home town:
Current & past employers:	great western
Education:	none

This borrower member posted the following loan description, which has not been verified:

.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,141.00	Public Records On File:	0
Revolving Line Utilization:	11.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431261	$1,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431261. Member loan 431261 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	Jeannette Specialty Glass	Debt-to-income ratio:	21.47%
Length of employment:	4 years 6 months	Location:	Manor, PA

Home town:
Current & past employers:	Jeannette Specialty Glass
Education:

This borrower member posted the following loan description, which has not been verified:

I want to use the money to payoff my credit cards and possibly use some for a start in looking for a place to live. I've always paid all my bills on time and should have good credit.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$865.00	Public Records On File:	0
Revolving Line Utilization:	86.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431288

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431288	$8,600	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431288. Member loan 431288 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,042 / month
Current employer:	American Institute for Foreign Studies	Debt-to-income ratio:	18.58%
Length of employment:	1 year 7 months	Location:	Stamford, CT

Home town:	Stamford
Current & past employers:	American Institute for Foreign Studies, JPMorgan Chase & Co., Ku Japanese Restaurant
Education:	Norwalk Community College

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my car loan, and have the tittle on my name. This way it would be easier to sell it next year, before I transfer to finish my bachelor degree. It will also save me money in insurance, since I will not be required to have full coverage. I am a very responsible person, with a full time job at a insurance company for international students. I am currently attending Norwalk Community College, majoring in Business Administration.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,559.00	Public Records On File:	0
Revolving Line Utilization:	41.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431292	$1,200	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431292. Member loan 431292 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,222 / month
Current employer:	US Army	Debt-to-income ratio:	3.94%
Length of employment:	1 year 7 months	Location:	Milwaukee, WI

Home town:	Chicago
Current & past employers:	US Army
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

This loan will be mainly use to get out of debt from young and childish mistakes Ive made in the past.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,739.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431294

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431294	$3,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431294. Member loan 431294 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	2.24%
Length of employment:	n/a	Location:	AURORA, IL

Home town:	AURORA
Current & past employers:	SAM'S CLUB
Education:

This borrower member posted the following loan description, which has not been verified:

consolidating 3 credit cards

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,298.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 431299

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431299	$7,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431299. Member loan 431299 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,602 / month
Current employer:	Jacuzzi	Debt-to-income ratio:	5.69%
Length of employment:	4 years 7 months	Location:	Dallas, TX

Home town:	Dallas
Current & past employers:	Jacuzzi, ADT Security Services, Domino's Pizza
Education:	Eastfield College

This borrower member posted the following loan description, which has not been verified:

I am interested in obtaining a loan to consolidate credit card balances

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,955.00	Public Records On File:	0
Revolving Line Utilization:	63.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431302

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431302	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431302. Member loan 431302 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Muscogee County School	Debt-to-income ratio:	15.77%
Length of employment:	32 years	Location:	Columbus, GA

Home town:
Current & past employers:	Muscogee County School
Education:	Columbus State University, Troy State University at Phenix City

This borrower member posted the following loan description, which has not been verified:

I have never defaulted on credit card or loan. My income consists of fulltime job and retirement.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1976	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	54
Revolving Credit Balance:	$33,900.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431309

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431309	$3,250	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431309. Member loan 431309 was requested on July 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,408 / month
Current employer:	Out Tech, Inc.	Debt-to-income ratio:	24.73%
Length of employment:	4 years 10 months	Location:	Dillsburg, PA

Home town:	Dillsburg
Current & past employers:	Out Tech, Inc., Purdue University
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

I am a 30 year old IT Manager at a small company. Previous work experience in small businesses and major universities in IT. Looking to expand my expertise and income potential through study of IT certifications. Money will be used to attend certification classes and taking exams for certification. After certification (Cisco CCNA and Microsoft MCSE) I will be able to increase my income to between 90k and 120k per year (within 12 months). I am a father of a 2 year old daughter who means everything to me. Wanting to provide for her and my Wife as best as I possibly can.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	53
Revolving Credit Balance:	$3,777.00	Public Records On File:	0
Revolving Line Utilization:	16.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 431408

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431408	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431408. Member loan 431408 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,029 / month
Current employer:	Dynamic Logic	Debt-to-income ratio:	4.24%
Length of employment:	3 years 3 months	Location:	ASTORIA, NY

Home town:	Belgrade
Current & past employers:	Dynamic Logic, University of Connecticut
Education:	University of Connecticut

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my grad school credit card debt so that I'd reduce my payments. Due to my good credit, all my credit cards have a very good APR, so I'd like to keep that, but pay less a month. My total debt is 14.5. I have about 4k on two cards with an APR of less than 4% which i only use for debt servicing (no new balance on them), i would put the 10k toward the other cards, and keep paying off the other ones,

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,188.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 431433

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431433	$2,500	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431433. Member loan 431433 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	Butler Hospital	Debt-to-income ratio:	18.62%
Length of employment:	9 years	Location:	Johnston, RI

Home town:	Johnston
Current & past employers:	Butler Hospital
Education:	Rhode Island College, University of Rhode Island (URI)

This borrower member posted the following loan description, which has not been verified:

I'm a full-time graduate student at the University of Rhode Island who, per my graduate program, has a full-time course load, volunteers at our Family Therapy Clinic on campus, and participates in an internship program twenty hours per week. Outside of my master's program, I have worked at Butler Hospital for the past nine years. I am interested in a personal loan to assist me with school and personal expenses for my final year of graduate school. Thank You for considering me for a loan.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	60
Revolving Credit Balance:	$8,677.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 431465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431465	$15,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431465. Member loan 431465 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,333 / month
Current employer:	self empolyed	Debt-to-income ratio:	3.42%
Length of employment:	n/a	Location:	Brooklyn, NY

Home town:	Brooklyn
Current & past employers:	self empolyed
Education:	entrepreneur

This borrower member posted the following loan description, which has not been verified:

looking for start up capital for a vendor machine business. We already have a great location for our vending machine . The vending machine is a Punching bag,where people put in one dollar and get to test there strength on how hard they can hit the bag. MY partner and I have done our research and already have 2 great locations where we are going to place our machines. Both places are sports bars with high traffic of people coming and going. We will be reliable clients because we understand the importance of strong credit to be successfully entrepeuners. its your report card to lenders and banks that your asking to borrow money for so we protect it by paying our bills on time. We estimate paying the loan back in 6months. thank you for consideration

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,484.00	Public Records On File:	0
Revolving Line Utilization:	8.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431495

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431495	$7,550	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431495. Member loan 431495 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Morrisville Auxiliary Corporation	Debt-to-income ratio:	22.05%
Length of employment:	2 years	Location:	Morrisville, NY

Home town:	Rochester
Current & past employers:	Morrisville Auxiliary Corporation, State of New York
Education:	SUNY College at New Paltz, SUNY Empire State College

This borrower member posted the following loan description, which has not been verified:

I'm simply looking to consolidate my credit card debt and stop using my cards as an alternative to having a consumer credit counseling service do it for me. Now that I have a very secure job that also provides my housing and meals as part of my benefits package, I will be able to pay at least $600-$750 each month toward a consolidation loan if approved.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	60
Revolving Credit Balance:	$24,604.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431496

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431496	$18,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431496. Member loan 431496 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,603 / month
Current employer:	Self employed	Debt-to-income ratio:	13.27%
Length of employment:	1 year 9 months	Location:	Catonsville, MD

Home town:	Baltimore
Current & past employers:	Self employed, Bally Total Fitness
Education:

This borrower member posted the following loan description, which has not been verified:

This will be used to pay a tax bill and investment in education.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	42
Revolving Credit Balance:	$3,423.00	Public Records On File:	0
Revolving Line Utilization:	15.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431503

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431503	$16,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431503. Member loan 431503 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Valassis, Inc	Debt-to-income ratio:	15.28%
Length of employment:	9 years 4 months	Location:	Kingwood, TX

Home town:	Sycamore
Current & past employers:	Valassis, Inc, Pizza Hut, United States Air Force
Education:	United States Air Force Academy (USAFA)

This borrower member posted the following loan description, which has not been verified:

I graduated from the United States Air Force Academy in 1989. Following graduation I flew for 9 years as both a T-38 instructor pilot and C-5 transport pilot. Since leaving the AF in 1998 and moving to the Houston area, I have been involved in sales in both the medical and advertising industries. Currently I am a top-performing advertising executive where I have worked for 9 1/2 years. My wife is a domestic goddess and homeschools our 3 kids. We own a rapidly growing vending company that currently comprises 150 locations and produces an average of $16,000 a month in revenue. All of the revenue is being re-invested back into the business to allow for further expansion. My sales experience, discipline and fierce drive to succeed are key factors in our very rapid growth! This loan will help us purchase equipment, enabling us to sign contracts with much larger Houston-based companies. As our business is an LLC, it automatically takes on our current personal credit rating even though it has been profitable from day one. The high costs of gas, food, etc (with no increase in pay at work) over the last year have lead to our less than perfect credit rating. I have begun a second job in the last year in the evenings to further improve our financial position as we adjust to the new costs of living. Our financial situation: Personal Income: $6000/month (average including monthly bonus checks and second job) Rent $1000 Credit Card $150 (balance of $2500/will be paid off in Oct '09) Utilities $300 Phone/Cell Phones $125 Cable/Internet $85 Food/Clothing $900 Homeschool Expenses $200 Remaining: $2940/month on average Business Income: $16000/month Credit Cards (3) $400 (balance of $9000) Charity Payments $4000 Loans $601.29 (balance of $10,556.06) Product Costs (stickers/toys/gumballs, etc) $4000 Liability Insurance $30 Remaining: $6968.71/month

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	14	Months Since Last Delinquency:	6
Revolving Credit Balance:	$9,754.00	Public Records On File:	0
Revolving Line Utilization:	86.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431547	$9,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431547. Member loan 431547 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,813 / month
Current employer:	G.A.S. Unlimited	Debt-to-income ratio:	7.47%
Length of employment:	5 months	Location:	Sugar Land, TX

Home town:	Chengdu
Current & past employers:	G.A.S. Unlimited, Uptown Sushi
Education:	University of Texas at Austin, University of Houston

This borrower member posted the following loan description, which has not been verified:

I need to consolidate two credit cards that accumilated high balances while I was unemployed. I am currently paying $1000+ a month in an effort to pay it off but I'd like to ease the burden and lower the interest rate while combining it into one payment so I have less to keep track of/worry about.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,126.00	Public Records On File:	0
Revolving Line Utilization:	55.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431559

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431559	$6,350	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431559. Member loan 431559 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	n/a	Debt-to-income ratio:	21.60%
Length of employment:	n/a	Location:	Blairsville, PA

Home town:	Spring Church
Current & past employers:
Education:	Newport Business Institute

This borrower member posted the following loan description, which has not been verified:

I have some credit cards that due to the economy are changing to variable rates. So i am wanting to get a loan to pay those off. I have excellent credit and i'm wanting a rate that is less then what i am paying now.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,508.00	Public Records On File:	0
Revolving Line Utilization:	18.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431618	$12,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431618. Member loan 431618 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,000 / month
Current employer:	Clearfield Hospital	Debt-to-income ratio:	24.01%
Length of employment:	17 years	Location:	FRENCHVILLE, PA

Home town:	Frenchville
Current & past employers:	Clearfield Hospital
Education:	Lock Haven University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

Purchasing land.. appraisel will take 3-4 weeks. need money to close in 1 week.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	67
Revolving Credit Balance:	$21,864.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 431621

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431621	$6,350	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431621. Member loan 431621 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	H Line Conversions	Debt-to-income ratio:	14.30%
Length of employment:	3 years 2 months	Location:	Wichita, KS

Home town:	Eurkea
Current & past employers:	H Line Conversions, Via Christi Center for Same Day Surgery, Via Christi St. Joseph
Education:	Washburn University, Newman University, Butler County Community College at El Dorado

This borrower member posted the following loan description, which has not been verified:

I have 2 credit cards with high interest rates. And I owe $1100 to the IRS. I am current on payments however, at the current interest rate--the amount owed is not going down very quickly at all!

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	41
Revolving Credit Balance:	$6,621.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 431629

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431629	$12,675	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431629. Member loan 431629 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,467 / month
Current employer:	Draftfcb Chicago	Debt-to-income ratio:	16.07%
Length of employment:	3 years 9 months	Location:	Chicago, IL

Home town:	Mendota
Current & past employers:	Draftfcb Chicago, Optimus, INc
Education:	Millikin University

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I am looking for two loans in one to help out my financial situation: 1. I would like to consolidate my credit card debt to have one low monthly payment 2. I would like to also like a portion of that loan to go towards final wedding payments Currently, I have $12,000 in credit card debt. the current APRs are between 14.00-15.00%. I am in good standing, as I always pay my bills on time and I always pay a little more than the minimum payment due. I am, however, looking for a slightly lower APR. Additionally, I have final payments coming up for my Oct. 9th, 2009 wedding and I would prefer to use a lower interest rate loan, rather than have to put any money back on my credit cards. I am a responsible, employed young adult trying to be smart about my upcoming expenses. Additionally, as my salary begins to increase I would like to remove myself from using credit cards as much as possible...I do not want my future husband to absorb my credit card debt. My credit score is at "A" status. As I mentioned above, I pay my bills and I pay on time. I stay on top of my financial status. My goal is to free myself of credit card debt, and student loans, and to one day help buy a home for my family. thank you for your time and consideration. please feel free to contact me with any questions. ts

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,093.00	Public Records On File:	0
Revolving Line Utilization:	43.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 431631

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431631	$4,900	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431631. Member loan 431631 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Leonard D Marsocci	Debt-to-income ratio:	17.50%
Length of employment:	3 years 1 month	Location:	tampa, FL

Home town:	Rochester
Current & past employers:	Leonard D Marsocci, Cherry, Bekaert, and Holland LLC
Education:	University of Central Florida

This borrower member posted the following loan description, which has not been verified:

I have 3 credit card that have balances of the following washington mutual- 1,987 (2000 limit) HSBC - 1,851 (1950 credit limit) capitalone - 650 (750 credit limit) MISC Medical Bills - 500 i just want to pay these cards off and be done with them. As you may be able to see i already have a loan working for approximately the last 9 months and i have yet to miss a payment or be late.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	47
Revolving Credit Balance:	$5,040.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431645	$9,500	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431645. Member loan 431645 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	calloways restaurant	Debt-to-income ratio:	4.96%
Length of employment:	10 years 4 months	Location:	AMBLER, PA

Home town:	Southampton
Current & past employers:	calloways restaurant, mellon bank
Education:

This borrower member posted the following loan description, which has not been verified:

i currently pay $300 per month toward my debts....if i can get approved for this loan i can settle my debt at this same price per month.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	50
Revolving Credit Balance:	$4,341.00	Public Records On File:	0
Revolving Line Utilization:	35.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 431678

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431678	$19,125	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431678. Member loan 431678 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,517 / month
Current employer:	Columbia University Medical Center	Debt-to-income ratio:	10.28%
Length of employment:	2 years 6 months	Location:	New York, NY

Home town:	New York
Current & past employers:	Columbia University Medical Center, Beth Israel Medical Center, Continuum Health Partners
Education:	Cornell University, CUNY Bernard M Baruch College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt to a better rate and in addition borrow money to help cover funeral costs for family members.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,573.00	Public Records On File:	0
Revolving Line Utilization:	61.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431680

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431680	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431680. Member loan 431680 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Daycare Owner	Debt-to-income ratio:	14.53%
Length of employment:	6 years	Location:	LEXINGTON, KY

Home town:	clark county
Current & past employers:	Daycare Owner, Miracles and Wonders Play and Learn Center
Education:	Eastern Kentucky University

This borrower member posted the following loan description, which has not been verified:

This is to help me pay for a medical procedure

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	42
Revolving Credit Balance:	$32,904.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431744

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431744	$2,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431744. Member loan 431744 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,172 / month
Current employer:	Aetna Inc.	Debt-to-income ratio:	10.97%
Length of employment:	22 years 2 months	Location:	Fall River, MA

Home town:	Fall River
Current & past employers:	Aetna Inc.
Education:	Bristol Community College

This borrower member posted the following loan description, which has not been verified:

I am requesting 2500 to pay off a loan I have through my ISP/Retirement plan at work so that it will then free up money for me to take to repay this loan along with a few credit cards I have.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	35
Revolving Credit Balance:	$7,527.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431785

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431785	$11,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431785. Member loan 431785 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,930 / month
Current employer:	Aim Healthcare Inc	Debt-to-income ratio:	19.52%
Length of employment:	5 years 1 month	Location:	LOUISVILLE, KY

Home town:	Tell City
Current & past employers:	Aim Healthcare Inc, Oncology and Heamtology of Evansville, GFI Research Center, Holiday World
Education:	University Of Evansville

This borrower member posted the following loan description, which has not been verified:

I currently have about about $7800 in credit card debt and owe $4,134 on my car. As of now that costs me about $500 a month. I would like to consolidate that amount to help pay off my debts faster while also saving some money. I have never paid any bill late with two exceptions. One time my cell payment did not process. Then I paid off a card and didn't realize that I got charged another financing fee the next month and it went unpaid for months before I was contacted. I was furious at myself and them for not letting me know because I pride my self on being on time. My credit cards added up due to traking a class abroad my senior year of college and from several surgeries I have had in the past few years. I would like to pay down my debt, save some money, and then work on saving my credit. I would love to buy a house but need to take care of a few things first. I am looking at $10,000 to $12,000 and less than my $500 a month so I can save. Thank you so much!

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,085.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 431803

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431803	$1,500	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431803. Member loan 431803 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	First Data	Debt-to-income ratio:	17.32%
Length of employment:	8 months	Location:	SHIRLEY, NY

Home town:	Shirley
Current & past employers:	First Data
Education:	Lafayette College

This borrower member posted the following loan description, which has not been verified:

Will likely pay off loan well before term limit

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,513.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 431806

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431806	$7,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431806. Member loan 431806 was requested on August 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Global Fitness Center	Debt-to-income ratio:	13.90%
Length of employment:	8 years	Location:	LEOMINSTER, MA

Home town:	Leominster
Current & past employers:	Global Fitness Center, Raytheon Co
Education:

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my credit cards debt. I am a hard working employee who never misses work. My history of repaying loans on time is a good one and this will be no exception. Thanks you for you time and consideration. David.

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,676.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431862

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431862	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431862. Member loan 431862 was requested on August 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$76,667 / month
Current employer:	karsian jewelry	Debt-to-income ratio:	0.63%
Length of employment:	11 years 8 months	Location:	los angeles, CA

Home town:	armenia
Current & past employers:	karsian jewelry, karsian jewelry
Education:	Los Angeles City College

This borrower member posted the following loan description, which has not been verified:

hi am looking for a loan to use for a down payment on a new home i want to buy

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,647.00	Public Records On File:	0
Revolving Line Utilization:	91.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 431879

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431879	$7,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431879. Member loan 431879 was requested on August 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	retired	Debt-to-income ratio:	6.10%
Length of employment:	n/a	Location:	odessa, TX

Home town:	odessa
Current & past employers:	retired, ecisd
Education:

This borrower member posted the following loan description, which has not been verified:

i am in need of this loan i need to help m daughter that is a terrible situation. i also need to fix a few things around my house water leak ect.. and i need some parts to repair my grandsons car and mine

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	46
Revolving Credit Balance:	$135.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 431934

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431934	$4,575	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431934. Member loan 431934 was requested on August 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	United States Marine Corps	Debt-to-income ratio:	23.62%
Length of employment:	2 years	Location:	PARKER, CO

Home town:	Parker
Current & past employers:	United States Marine Corps
Education:	Park University

This borrower member posted the following loan description, which has not been verified:

I am in the military and I have guaranteed paychecks. I live in government housing and have no rent or utility payments. I am not married and have no children, dependents, alimony or child support.

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,912.00	Public Records On File:	0
Revolving Line Utilization:	99.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431935

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431935	$5,750	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431935. Member loan 431935 was requested on August 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	US Xpress Enterprises	Debt-to-income ratio:	13.19%
Length of employment:	1 year 10 months	Location:	Dearborn Heights, MI

Home town:	bay city
Current & past employers:	US Xpress Enterprises, Celadon Trucking
Education:	Oakland University

This borrower member posted the following loan description, which has not been verified:

My girlfriend and I need a more reliable car. Our 1979 Mercedes 240D is averaging $3000 a year in maintenance and has bought a vacation home in our mechanic's garage (and he can afford to go on one too with all the $$ we've given him). I have been a truck driver for seven years and appreciate the VW diesels as reliable efficient modes of transportation. We only need one car so the sooner we get a VW, the sooner we can sell the MB.

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	20
Revolving Credit Balance:	$10,417.00	Public Records On File:	0
Revolving Line Utilization:	91.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431958

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431958	$5,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431958. Member loan 431958 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,075 / month
Current employer:	self	Debt-to-income ratio:	6.80%
Length of employment:	9 years 8 months	Location:	fair oaks, CA

Home town:	Sacramento
Current & past employers:	self, evangeline, rubicon brewing company
Education:	Wake Forest University, California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my credit cards with this loan. A few creditors raised my apr even though my credit score had recently gone up and I had no late payments. I am a self employed medical massage therapist, whith regular clients for the past 9 years and have one employee who subs for me when I travel over seas to teach massage. I have low business over head expenses. My clientele are permamently disabled, and I see them in their home on an out call basis. My only over head is gas and massage oil. With this loan I'll be able to use my income to upgrade my credentials from MTP(massage therapy practitioner) to HHTP(holistic health therapy practitoner) which will improve my position in a very competitive career. Investing in several classes will enable me to do this. Thank You for considering me as your borrower

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	42
Revolving Credit Balance:	$11,243.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432011

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432011	$6,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432011. Member loan 432011 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,208 / month
Current employer:	Paychex	Debt-to-income ratio:	9.23%
Length of employment:	10 years 8 months	Location:	key largo, FL

Home town:	Chicago
Current & past employers:	Paychex, key largo marine tours
Education:	University of Notre Dame

This borrower member posted the following loan description, which has not been verified:

need major dental work: upper amount quoted by dentist

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	72
Revolving Credit Balance:	$4,856.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432048

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432048	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432048. Member loan 432048 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Hidalgo Medical Services	Debt-to-income ratio:	7.23%
Length of employment:	5 years 2 months	Location:	SILVER CITY, NM

Home town:	Clumbus
Current & past employers:	Hidalgo Medical Services, St. Edwards Mercy Medical Center
Education:	Suny Stony Brook

This borrower member posted the following loan description, which has not been verified:

My husband and I have accumulated too much credit card debt at very high interest rates. We have not missed a payment but it is getting harder and harder. I do not want to get behind. We cut up our cards because we know we can not handle them. I have always paid my loans and do not want to stop now. We just need a more reasonable interest rate and a light at the end of the tunnel. I make 105,000 a year. I have a car payment and a mortgage. We can make reasonable payments at a reasonable interest rate. I figure that someone would like to make some money off of my loan other than the credit card companies and I am good for it. Someone just needs to give me a chance. I work for a Federally qualified health clinic in an underserved area of New Mexico as a physician assistant. I also work parttime at out ER. My husband stays home with our 4 children one of whom is mildly mentally retarded. Please help . I won't except a payment deal that I can't make and finish. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,700.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432058	$4,800	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432058. Member loan 432058 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Wal-Mart Stores	Debt-to-income ratio:	23.66%
Length of employment:	10 years 3 months	Location:	Charleston, WV

Home town:	Charles
Current & past employers:	Wal-Mart Stores, Kellogg Co., GameStop
Education:

This borrower member posted the following loan description, which has not been verified:

need to lose this high intrest rate :(

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,480.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432064	$6,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432064. Member loan 432064 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Evergreen Packaging, Inc.	Debt-to-income ratio:	16.54%
Length of employment:	2 years	Location:	Lakeland, FL

Home town:	Brockton
Current & past employers:	Evergreen Packaging, Inc., The NCT Group CPA's, LLC
Education:	Keiser College at Lakeland

This borrower member posted the following loan description, which has not been verified:

My interest rate increased significantly after my 0% rate expired. I was paying substantially over the minimum payment each month, but can no longer afford to do so and it will take too long to pay this debt off paying the minimum at the current rate I am at. I have a great personal payment history in all my loans I currently have and past accounts as well. I am trying to get out of debt so I can save for the future and pay my other structured loans down earlier, but this account needs to come first.

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,689.00	Public Records On File:	0
Revolving Line Utilization:	43.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432076	$1,200	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432076. Member loan 432076 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	0.40%
Length of employment:	n/a	Location:	New york, NY

Home town:	Brooklyn
Current & past employers:
Education:	Fordham University

This borrower member posted the following loan description, which has not been verified:

I'm a recent college graduate with a new job, i need some money just to help me get on my feet

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$135.00	Public Records On File:	0
Revolving Line Utilization:	27.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432092

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432092	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432092. Member loan 432092 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Vanderpools Auto Refinishing	Debt-to-income ratio:	12.12%
Length of employment:	13 years 6 months	Location:	Tucson, AZ

Home town:	Goleta
Current & past employers:	Vanderpools Auto Refinishing, Learjet
Education:	Embry Riddle Aeronautical University at Prescott, Pima Community College

This borrower member posted the following loan description, which has not been verified:

This loan is for a home office and to consolidate debt

A credit bureau reported the following information about this borrower member on July 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58,145.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432100

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432100	$10,800	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432100. Member loan 432100 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Valic	Debt-to-income ratio:	19.03%
Length of employment:	6 months	Location:	Houston, TX

Home town:	Houston
Current & past employers:	Valic, Randstad Professional Services
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

I am looking to pay off a credit card with a low interest loan. I have not had a single late payment on any account in over 6 years. This loan will help me pay off my debt much faster than paying the credit card companies.

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,861.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432105

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432105	$8,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432105. Member loan 432105 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Middlesex County	Debt-to-income ratio:	5.72%
Length of employment:	5 years	Location:	North Brunswick, NJ

Home town:	New Brunswick
Current & past employers:	Middlesex County, Atlantic and Pacific Tea Company
Education:	Middlesex County College, Pasco Hernando College

This borrower member posted the following loan description, which has not been verified:

I am a government employee and have been employed with them for five years. I would like to consolidate my student loans and credit cards in order to relocate closer to my place of employment.

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	34
Revolving Credit Balance:	$3,045.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432128	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432128. Member loan 432128 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	motel 6	Debt-to-income ratio:	1.04%
Length of employment:	1 year 9 months	Location:	decatur, AL

Home town:	Decatur
Current & past employers:	motel 6
Education:	sardar patel university, india

This borrower member posted the following loan description, which has not been verified:

i wanna use this money in my business for buy inventory

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$876.00	Public Records On File:	0
Revolving Line Utilization:	5.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410505	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410505. Member loan 410505 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	US Government	Debt-to-income ratio:	6.26%
Length of employment:	2 years	Location:	Fort Wayne, IL

Home town:
Current & past employers:	US Government
Education:	Indiana University-Purdue University-Fort Wayne

This borrower member posted the following loan description, which has not been verified:

Seeking additional money for a small investment. Thank you

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416647

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416647	$20,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416647. Member loan 416647 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	FIDELITY INVESTMENTS	Debt-to-income ratio:	21.85%
Length of employment:	8 years 1 month	Location:	Lantana, TX

Home town:
Current & past employers:	FIDELITY INVESTMENTS
Education:

This borrower member posted the following loan description, which has not been verified:

Take advantage of real estate mkt and purchase more rental property's.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$68,276.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 424945

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424945	$9,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424945. Member loan 424945 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,125 / month
Current employer:	Department of Education	Debt-to-income ratio:	6.27%
Length of employment:	3 years 9 months	Location:	Little Rock, AR

Home town:
Current & past employers:	Department of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Hi All, This is a loan for general home improvements. I have previously used LendingClub and appreciate the opportunity to use it again!

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,382.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 425556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425556	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425556. Member loan 425556 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Goldman Sachs Group	Debt-to-income ratio:	0.66%
Length of employment:	11 months	Location:	Staten Island, NY

Home town:	New Brunswick
Current & past employers:	Goldman Sachs Group
Education:

This borrower member posted the following loan description, which has not been verified:

I am in process of shopping for an engagement ring... (need I say more?) Unfortunately (fortunately) the markets have been on quite a nice ride and I am trying ambitiously not to liquidate my portfolio and lose the potential for some stellar returns (> the financing rate on this loan I'm sure...) Although I work in financial services my job is very safe. My firm has done well and is actually expanding. It is that rough period a few months before bonus time but the love of my life cannot wait any longer and I need to make this purchase sooner than later. Please let me know if you have any questions about my credit/mortgage/etc. I have great credit and am very proud of my fiscal discipline. Thank you!

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$513.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 429090

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429090	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429090. Member loan 429090 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Allied Barton	Debt-to-income ratio:	2.32%
Length of employment:	4 months	Location:	LONE PINE, CA

Home town:	Torrance
Current & past employers:	Allied Barton, Self Employeed Entertainer, 3 years, Ski Patroller, Mammoth Mountain CA, 3 Years, Marine Corps, 5 Years
Education:	University of Maryland-University College, Military Trade schooling Aviation Electronics, Over 1 year of school

This borrower member posted the following loan description, which has not been verified:

I expect to have this loan paid in full with in the first year. It is being used in a few aspects of my life, part home improvement, self business purposes, and some vacation.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,470.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429733

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429733	$15,850	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429733. Member loan 429733 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,534 / month
Current employer:	El Monte City School District	Debt-to-income ratio:	9.50%
Length of employment:	17 years	Location:	Colton, CA

Home town:
Current & past employers:	El Monte City School District
Education:

This borrower member posted the following loan description, which has not been verified:

Would like to consolidate some debt into one payment.

A credit bureau reported the following information about this borrower member on July 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,405.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 429886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429886	$5,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429886. Member loan 429886 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,833 / month
Current employer:	Orchid Cellmark	Debt-to-income ratio:	14.52%
Length of employment:	1 year	Location:	Frisco, TX

Home town:
Current & past employers:	Orchid Cellmark, ReliaGene Technologies
Education:	University of Florida, University of New Orleans

This borrower member posted the following loan description, which has not been verified:

Need an unsecured loan

A credit bureau reported the following information about this borrower member on July 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	43
Revolving Credit Balance:	$4,093.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430033

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430033	$12,800	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430033. Member loan 430033 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,720 / month
Current employer:	Bristol Myers Squibb	Debt-to-income ratio:	10.65%
Length of employment:	3 months	Location:	CLEMSON, SC

Home town:	Columbia
Current & past employers:	Bristol Myers Squibb, Best Buy Co. Inc.
Education:	Clemson University

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to consolidate credit card debt that I accumulated through college. I am looking for a lower interest rate on this loan than my credit cards. I would use this loan to fully pay off those balances.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,294.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430976	$7,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430976. Member loan 430976 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	BMW of Bellevue	Debt-to-income ratio:	3.92%
Length of employment:	3 years 3 months	Location:	Bothell, WA

Home town:	Mukilteo
Current & past employers:	BMW of Bellevue
Education:

This borrower member posted the following loan description, which has not been verified:

I'm getting engaged to my girlfriend of seven years and need cash for the ring. I chose a local independent jeweler and we designed the perfect ring. However, he will require payment in cash as credit card usage fees are very high. I make around $85k a year, and paying back the loan will not be a problem, I just don't have the cash on hand at this time. Please help!

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,390.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431443

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431443	$4,800	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431443. Member loan 431443 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Paul Davis Restoration and Remodeling	Debt-to-income ratio:	15.60%
Length of employment:	3 years	Location:	mount pleasant, SC

Home town:	Columbia
Current & past employers:	Paul Davis Restoration and Remodeling, Midlands Auto Broker
Education:	Midlands Technical College

This borrower member posted the following loan description, which has not been verified:

I carry about 4,000.00 in credit card debt that i would like to consolidate into one payment and would not mind having a little extra to take a trip with.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,090.00	Public Records On File:	0
Revolving Line Utilization:	58.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431712

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431712	$3,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431712. Member loan 431712 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,200 / month
Current employer:	World Financial Group	Debt-to-income ratio:	11.45%
Length of employment:	4 years 8 months	Location:	Duluth, GA

Home town:	Moscow
Current & past employers:	World Financial Group, Sage Software
Education:	Kennesaw State University, Georgia State University

This borrower member posted the following loan description, which has not been verified:

I have 2 credit cards, one at 17.24% with $2,500 balance and another at 13.24% with $2,500 balance. I would like to consolidate and combine both of these cards, and pay them off. My husband and I would like to start trying for a baby soon and I would like to have no debt before the baby arrives. Thank you.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	64
Revolving Credit Balance:	$21,085.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432026	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432026. Member loan 432026 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	n/a	Debt-to-income ratio:	5.19%
Length of employment:	n/a	Location:	PEBBLE BEACH, CA

Home town:	Sacramento
Current & past employers:	SAIC, U.S. Navy
Education:	Monterey Peninsula College, Culinary School of Monterey

This borrower member posted the following loan description, which has not been verified:

Using for educational expenses.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432095

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432095	$3,975	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432095. Member loan 432095 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$1,667 / month
Current employer:	Northwest Indian College	Debt-to-income ratio:	24.72%
Length of employment:	3 years	Location:	Bellingham, WA

Home town:	Orangeburg
Current & past employers:	Northwest Indian College, Whatcom County Parks and Rec
Education:	Davidson College, Western Washington University

This borrower member posted the following loan description, which has not been verified:

My husband and I will be selling our 2 old vehicles in order to buy a car or minivan that will fit our family of 4 as well as make it across the country. We are moving from Washington state to South Carolina in order to take care of my grandmother. Neither of our cars will make it. With this change in situation, I am nearing the end of my employment (where I've been working for 3 years). Once we move to SC, we will be getting a stipend to live with and take care of my grandmother. (This stipend will be a similar payment to what I was earning previously.) Our housing will also be paid for. My husband will find work once we get there. I am hoping to participate in this loan program because I would much rather repay individuals instead of a bank or car dealership.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	55
Revolving Credit Balance:	$19,160.00	Public Records On File:	0
Revolving Line Utilization:	50.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432182

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432182	$6,900	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432182. Member loan 432182 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	Top Quality Designs	Debt-to-income ratio:	4.65%
Length of employment:	7 months	Location:	Houston, TX

Home town:	Greenville
Current & past employers:	Top Quality Designs, Phonoscope
Education:	Mississippi Delta Community College, The Art Institute of Houston

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan would be to improve my home. My home needs a few updates to modernize it, and make it more compatible with surrounding homes in my neighborhood. This loan would provide the funding to make those changes possible. The changes would be simple updates, such as new countertops and flooring. Not major, expensive changes, but sensible ones which would increase my homes market value without being too pricey. The amount of the loan which I am requesting is a reasonable enough amount that making monthly payments would not be a problem. I have established a timely pay history with my existing creditors, so if granted the loan, punctual payments would not be a problem.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$903.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432186

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432186	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432186. Member loan 432186 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Philadelphia Financial Group	Debt-to-income ratio:	20.18%
Length of employment:	10 years	Location:	KENNESAW, GA

Home town:	Bronxville
Current & past employers:	Philadelphia Financial Group, JP Morgan Chase
Education:	University of Notre Dame

This borrower member posted the following loan description, which has not been verified:

Debt Consolidation

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$163,522.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432188

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432188	$13,850	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432188. Member loan 432188 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,538 / month
Current employer:	Miami County ESC	Debt-to-income ratio:	21.14%
Length of employment:	2 years 10 months	Location:	Dayton, OH

Home town:	Dayton
Current & past employers:	Miami County ESC, Click Camera
Education:	Wright State University-Main Campus, Sinclair Community College

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: Credit Card Debt Consolidation My financial situation: At age 18 I was approved for a $10,000 US Bank credit card. Working part time and going to school, this card became a crutch. Over time, the same thing happened with several more credit cards until I woke up one day and realized I was living beyond my means. Fast forword a decade and things are much better. I own my car free and clear and purchased a home several years ago. I've held a steady job for many years with the same school district I graduated from long ago. Alas, the credit card debt from my youth is still around to haunt me. I'm looking to consolidate my remaining credit card balances into one sum, with a lower APR, thus allowing me to make one payment rather than several. I've never been late on a payment, credit card or otherwise, and I've learned the hard way about money management. Ideally I would have taken out a Home Equity loan to consolidate my debt, however the recent housing conditions and lower reappraised value of my home have not allowed me this option. Thank you.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,470.00	Public Records On File:	0
Revolving Line Utilization:	82.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432218

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432218	$8,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432218. Member loan 432218 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Wyndham Worldwide	Debt-to-income ratio:	10.17%
Length of employment:	3 years 6 months	Location:	Falls Church, VA

Home town:	Cluj-Napoca
Current & past employers:	Wyndham Worldwide
Education:	Avram Iancu University

This borrower member posted the following loan description, which has not been verified:

I am starting a new business with very low risks and need help getting started.I need the loan to be able to buy a few DVD rental kiosks similar with Red Box and place in locations. I already have locations just need the funding. I do have good credit but had a tough time getting funding for a small business so any help would be greatly appreciated!

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,226.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 432227

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432227	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432227. Member loan 432227 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,083 / month
Current employer:	CRC CAPITAL GROUP LLC	Debt-to-income ratio:	10.02%
Length of employment:	3 years 5 months	Location:	FREEPORT, NY

Home town:	Freeport
Current & past employers:	CRC CAPITAL GROUP LLC, Wild Cat Ent
Education:	UCLA

This borrower member posted the following loan description, which has not been verified:

Pay off car loan and all revolving debt.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,125.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432229

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432229	$7,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432229. Member loan 432229 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	National Packaging Corporation	Debt-to-income ratio:	4.88%
Length of employment:	9 months	Location:	WESTWOOD, NJ

Home town:	Hometown
Current & past employers:	National Packaging Corporation
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

Finance car purchase

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1985	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	32
Revolving Credit Balance:	$13,253.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432230

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432230	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432230. Member loan 432230 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	Robert Half International	Debt-to-income ratio:	16.83%
Length of employment:	11 years 1 month	Location:	Los Angeles, CA

Home town:
Current & past employers:	Robert Half International
Education:

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to both consolidate and lower the interest rate I am currently paying on credit card debt. These debts were incurred during home remodeling and the birth of a child a few years ago. Like so many Americans, the current economy has given me the opportunity to wake up and smell the coffee and I am committed to becoming credit card debt free over the next few years, and staying that way. I am also applying for a peer to peer loan because I like the idea of individuals and families like my own having a chance to earn interest off my mistakes, rather than large banks, which all seem to be raising interest rates in advance of the upcoming credit card reforms. By giving me this loan, you will help me put my family on the road to a successful financial future. I have a well-paying job with a six figure income and have worked for my employer for eleven years. I have more than 30% equity in my home and an emergency fund, and we have restructured our budget and lifestyle so that we are living frugally. My entire family is committed to doing whatever it takes to get rid of our debt. You will find me to be an extremely responsible borrower, and I really appreciate your consideration.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	31
Revolving Credit Balance:	$144,165.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432264	$16,450	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432264. Member loan 432264 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,408 / month
Current employer:	Self Employed	Debt-to-income ratio:	20.39%
Length of employment:	3 years 8 months	Location:	Los Angeles, CA

Home town:	Albuquerque
Current & past employers:	Self Employed
Education:	Regis University, Marymount Manhattan College, University of New Mexico-Main Campus

This borrower member posted the following loan description, which has not been verified:

I run an entertainment industry consulting business. I consult on screenplays and productions. I have three primary goals with the loan: I have a website which needs to be thoroughly revamped. One of the outcomes of this is to have space and a design that will attract advertisers for the website. The other is to place more advertisements on websites which will attract more clients. This loan will be repaid through the income brought in through my advertisers and the new clients I bring in through my advertising. My advertising thus far has been very effective at bringing in new business; I just have not had the finances to advertise to the extent I want or that my business needs. I also wish to consolidate/pay off the $5,000 in debt I currently hold. $4,000 has been debt from my business expenses and $1,000 is because I gave that card to my mom when she was going through a rough time with medical problems and her job last year. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,082.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432271

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432271	$8,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432271. Member loan 432271 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Newman Regional Health	Debt-to-income ratio:	17.70%
Length of employment:	9 years	Location:	Lebo, KS

Home town:	Lebo
Current & past employers:	Newman Regional Health
Education:	Kansas State University

This borrower member posted the following loan description, which has not been verified:

Chase just increased interest rates from 7.4% all the way up to 14.0% on my balances due for no reason at all. I had payments set on auto pay and have not been late with any payments so I am looking to pay them off and get rid of my cards. I work full time as a nurse in Kansas and have a good credit history. I have a son in college right now (his junior year) I am married and my husband works full time also.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,120.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432293

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432293	$2,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432293. Member loan 432293 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Midland Retail	Debt-to-income ratio:	21.79%
Length of employment:	3 years 4 months	Location:	Cincinnati, OH

Home town:	Cincinnati
Current & past employers:	Midland Retail
Education:	University of Dayton

This borrower member posted the following loan description, which has not been verified:

I have some expensive car repairs that need to be made. I currently cannot afford to pay for all of these repairs out of pocket. If I did pay out of pocket that would leave me no money for bills and living expenses.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,022.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432294

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432294	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432294. Member loan 432294 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	IPC	Debt-to-income ratio:	11.95%
Length of employment:	2 years	Location:	Los Angeles, CA

Home town:	Taipei
Current & past employers:	IPC, Gateway, Inc., City National Bank
Education:	Chapman University

This borrower member posted the following loan description, which has not been verified:

Hi Everyone, I am requesting a loan for my wedding expense. Our budget is no more than $15K. I have an existing loan with Lending Club to consolidate an old debt with lower interest rate, this loan was funded in July 2008 and I have never been late with any payments to LC (LC can verify this). My current take home is $2,185 (after tax) bi-weekly, so it's around $4,300 per month (after tax.) I have been with my current employer for 2 years and have continuously been employed for 10 years with no gap. I can fully document my current income by providing copies of paystubs or W2 to Lending Club. My current monthly fixed expenses are as follows: Car Payment $347 Car Insurance $100 Student Loan $75 Lending Club $221 Cell Phone $ 30 Rent/Utilities $ 0 (Fiance pays for all living expense) Total: $773 With the above expenses..it leaves me $3,527 a month so I am in a good position to carry this new loan without over-stretching my finance. My credit card utilization is around 1% to 5%....DTI is very low. Please feel free to ask me any questions! Thank you!

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	66
Revolving Credit Balance:	$1,635.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 432303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432303	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432303. Member loan 432303 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Dr Office	Debt-to-income ratio:	12.38%
Length of employment:	3 years	Location:	EL MONTE, CA

Home town:
Current & past employers:	Dr Office
Education:	Bryman College

This borrower member posted the following loan description, which has not been verified:

I want to get a loan to help my family out. My uncle is about to loose his home and doesn't have a job to pay for his mortgage and I want to help him out.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	51
Revolving Credit Balance:	$2,922.00	Public Records On File:	0
Revolving Line Utilization:	29.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432335

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432335	$11,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432335. Member loan 432335 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,275 / month
Current employer:	n/a	Debt-to-income ratio:	12.84%
Length of employment:	1 year 4 months	Location:	los angeles, CA

Home town:	Atlanta
Current & past employers:
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

I, like so many other people, am done dealing with the credit card companies. They are great when one needs to book a flight/hotel/rental car or dispute a charge, but I would rather not pay them a few thousand in interest over the next few years as I pay my debts down. I have already paid one card down (a no-interest store card I opened to buy a computer and paid off within a year - a year prior to interest even beginning to accrue) and I am close to finishing off another (just over $200). I accrued this debt in pursuit of a dream - to move, to experience life in LA, and to see if I could "make it" in the film industry. I moved to LA and a got a low level job in the industry. Between the cost of the move itself, putting together an apartment here, and being a little too frivolous in my spending, I have accrued quite a sum. I am making strides in curbing my spending. Only one card has not been cut up and it sits in a block of ice in my freezer so as to be available for *true* emergencies. I have a strong interest in finance and read many blogs daily to help inspire me to stay the course. I would much rather pay this interest to someone who has saved and done well with their earnings than give the credit cards more money month after month.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,534.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432365	$3,375	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432365. Member loan 432365 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	Sears Holdings Corporation	Debt-to-income ratio:	24.20%
Length of employment:	8 years 3 months	Location:	Darien, IL

Home town:	Manila
Current & past employers:	Sears Holdings Corporation, Meijers, McDonald's
Education:	Far Eastern University/ Phillipines

This borrower member posted the following loan description, which has not been verified:

Im so pleased to be part of lending club and i believe that all the lenders had fair and equal judgement for all borrowers. I just want to stop paying minimum pay to all credit that i have and start with a better life. I have two jobs before about 3 or 4 yrs ago i was on a night shift 7pm-4m and day shift 10-3pm at same time in a day but i got sick same time i open up all credit card which i think i can re-pay them back since i have this 2 job but i could not anymore afford cause i quit my night job. Im a full time in my day time job now. I fully paid my car 2 yrs. ago and i do not have any mortgage payment. I live with my Aunt and Uncle and i pay only a share on utilities and help around the house when ever they need me but i dont want to borrow some money from them cause they already help me lot for staying in their house which they owned and paid in full. This is why i choose Lending club to help me i had a sister but she had her own family im single i have dont have kids just credit card debt which i would like to eliminate and to help my self for the future to have a saving nest for retirement. Thank you and appreciate all your help.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,813.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432376	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432376. Member loan 432376 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:	VPA	Debt-to-income ratio:	7.70%
Length of employment:	1 year 1 month	Location:	Marysville, MI

Home town:	Chicago
Current & past employers:	VPA
Education:

This borrower member posted the following loan description, which has not been verified:

I am a physician currently paying off medical school loans. I have taken on additional loans to cover family debt. I have an excellent credit score and have never missed a payment. I would like to use the money to consolidate debt.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,200.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432377

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432377	$17,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432377. Member loan 432377 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	County of Yavapai	Debt-to-income ratio:	8.91%
Length of employment:	2 years 1 month	Location:	Kirkland, AZ

Home town:
Current & past employers:	County of Yavapai
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, my wife and I both work for county government. I am in law enforcement. I am seeking this loan to consolidate credit card debt that has rising interest rates. I want to pay them off and make only the one payment to Lending Club each month. My credit card debt was incurred several years ago, when I was laid off work and there were family medical bills. The high interest rates seem designed to keep us from ever paying them off in full. Especially now, they increase despite the fact that we have always payed on time and always more than the minimum. We earn a good living, we are both healthy, we just want to erase our current credit card debt and get out from under rising interest rates. I am looking for a fresh start and I will be a "responsible guy" and pay you back. Thanks for your help.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,908.00	Public Records On File:	0
Revolving Line Utilization:	94.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432399	$12,900	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432399. Member loan 432399 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	PT, OT, Speech Now	Debt-to-income ratio:	6.24%
Length of employment:	6 years 3 months	Location:	Tacoma, WA

Home town:	Price
Current & past employers:	PT, OT, Speech Now, People First Rehabilitation, Life Care Centers of America
Education:	Utah State University

This borrower member posted the following loan description, which has not been verified:

Potential Lenders, I am a highly responsible person who always pays bills on time. Recently, I took a risk and invested in the real estate market. I used all of my cash and a large portion of my credit to fix up a property in hopes that this would be a good investment. Then, the market crashed. The value of the property dropped significantly and I was stuck with a home that I couldn't sell and a lot of debt. However, I am using the property as a rental and am hoping that the value will rise over the next few years, at which point I can sell and hopefully break even. In the meantime, I would like to erase all credit card debt from my books. I don't feel comfortable paying monthly for high interest credit when our economy is in the worst recession since The Great Depression. I have a respectable, high-paying job and I haven't had a past-due bill in over 10 years.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,419.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432404	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432404. Member loan 432404 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Gilead Sciences	Debt-to-income ratio:	12.02%
Length of employment:	5 months	Location:	Foster City, CA

Home town:	San Francisco
Current & past employers:	Gilead Sciences, Robert Half International, Fenwick and West, Wilson Sonsini Goodrich & Rosati
Education:	University of California-Davis (UC Davis), California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: This loan will be used to consolidate my two credit cards where the interest has jumped from 9% to 30% in the past year. The interest is killing me so, I'd like to pay them off in a lump sum. My financial situation: I am a good candidate for this loan because I am responsible with my monthly payments and have a steady income. I have two credit cards where, over the past year the APRs have jumped from 8-9% to 30%. The monthly interest payments are killing me, so I'm trying to get a lower interest loan to pay those cards off once and for all. I make enough money to pay off all my expenses every month and with the approximately $800 in surplus, I make a second payment on my credit cards in the middle of the month. I am also about 2-3 months away from completely paying off my car - but I am in a long-distance relationship so I have additional expenses of gas, oil changes and hotel rooms. I also I moved back home with my parents 3 months ago to help speed up the pay-off process- this is why I have no housing expenses. But I help pay for household supplies and food and I also rent a storage unit for the stuff from my old apartment.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,757.00	Public Records On File:	0
Revolving Line Utilization:	64.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432408

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432408	$9,925	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432408. Member loan 432408 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,417 / month
Current employer:	U.S. Dept of Labor	Debt-to-income ratio:	5.79%
Length of employment:	8 years 1 month	Location:	Jacksonville, FL

Home town:	Poughkepsie
Current & past employers:	U.S. Dept of Labor, U.S. Navy
Education:	Valdosta State

This borrower member posted the following loan description, which has not been verified:

I have never been late on a payment during my twenty five year credit history.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1986	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,571.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432417

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432417	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432417. Member loan 432417 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Amazon.com	Debt-to-income ratio:	3.69%
Length of employment:	1 year 4 months	Location:	Covington, WA

Home town:
Current & past employers:	Amazon.com
Education:	Brigham Young University

This borrower member posted the following loan description, which has not been verified:

My mother wants to consolidate most of her accounts in order to lower the interest rates and avoid late fees, enabling her to get out of debt within the next two years. She has been working hard to pay her bills on time and takes her debt responsibilities seriously. Unfortunately, with interest rates rising it is getting increasingly difficult to pay down the loans. She wants to consolidate the following debts: Credit card - $2500 (21%) Credit card - $7000 (21%) Small bank loan - $3000 (8%) Car loan - $3000 (8%) 401(k) loan - $4500 (6%) My wife and I do not have the money to help her out directly, but we do have good credit and trust her to make the payment each month. We have the means to cover the loan payment should she be unable to do so.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,470.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432424

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432424	$4,575	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432424. Member loan 432424 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,417 / month
Current employer:	n/a	Debt-to-income ratio:	19.48%
Length of employment:	n/a	Location:	Malden, MA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

36 months terms

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,365.00	Public Records On File:	0
Revolving Line Utilization:	51.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432427

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432427	$9,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432427. Member loan 432427 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Citi	Debt-to-income ratio:	4.83%
Length of employment:	6 years 2 months	Location:	Bedminster, NJ

Home town:	Hopewell
Current & past employers:	Citi, Commerce Bancorp
Education:	Seton Hall University, Wagner College

This borrower member posted the following loan description, which has not been verified:

The loan will be used to purchase a 2007 Suzuki GSXR-600. My financial history has been strong and my payments have been consistently on time, which makes me an ideal candidate for this loan. I have a steady job with a large corporation for 6 years now, with a recent increase in pay that will be in effect by the end of the year. I plan to use this increase to pay for this loan over the period of 36 months. In addition, I have recently rented out a room in my house for an additional income of $800 a month.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,563.00	Public Records On File:	0
Revolving Line Utilization:	9.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432429

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432429	$1,500	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432429. Member loan 432429 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	the sheraton hotel	Debt-to-income ratio:	0.15%
Length of employment:	14 years 7 months	Location:	BRONX, NY

Home town:	Lima
Current & past employers:	the sheraton hotel
Education:

This borrower member posted the following loan description, which has not been verified:

mother has been sick for the past four months in Peru and I would appreciate the loan, so I can be able to buy the medical necessities that my mother would need, for example, I would to buy her a wheel chair and send it to Peru, being that she is 92 years of age, the wheel chair will be a great help.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 6 dated August 4, 2009